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                                                                    EXHIBIT 10.5

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS. OMITTED INFORMATION HAS BEEN REPLACED BY [*].

                             OEM PURCHASE AGREEMENT

     This Agreement is entered into and made effective as of February 15, 1995, by and between Symbios Logic, Inc., a corporation organized under the laws of Delaware and having its principal place of business at 2001 Danfield Court, Fort Collins, Colorado 80525 (hereinafter referred to as "Seller"), and AT&T Global Information Solutions Company, a corporation organized under the laws of the State of Maryland and having its principal office at 1700 South Patterson Blvd., Dayton, Ohio 45479 (hereinafter referred to as "AT&T").

     1.0 Background.

          1.1 AT&T is in the business of producing and marketing computer and information processing systems and related equipment, supplies and services. Seller manufactures and sells products related to the business of AT&T, and AT&T desires to purchase certain products from Seller. Seller is willing to sell such products to AT&T, subject to the terms and conditions set forth herein, to which the parties hereby agree.

          1.2 This Agreement is entered into contemporaneously with an Agreement for the Purchase and Sale of Assets between the parties (the "Purchase and Sale Agreement"), and terms not defined herein shaft have the meaning assigned in that Agreement.

     2.0 Definitions. The following terms, in singular and/or plural forms of the same term as and wherever used herein, shall have the meanings set forth in this Section.

          2.1 "Products" -- RAID and mass storage subsystem products as described in the Specifications, together with associated software and Documentation and including any and all modifications, changes and improvements made to such Products during the term of this Agreement.

          2.2 "Part" -- Any component, subassembly or other module of Products or other products as described in Section 5.5.

          2.3 "Purchase Order" or "Order" -- Any purchase order issued by AT&T for the purpose of ordering Products or Parts pursuant to this Agreement. Purchase Orders may be submitted in written form, or in any electronic form to which the parties may mutually agree.

          2.4 "Seller Intellectual Property Rights" -- All United States and foreign patents, applications for patent, copyrights, mask works, trade secrets and other intellectual property rights relating to the design and manufacture of Products and Parts, and which are now or hereafter owned, controlled or possessed by Seller, including any such rights licensed to Seller by any third party.

          2.5 "Seller Know-How" -- All information and data of Seller (whether confidential or not) which is necessary and sufficient to manufacture, assemble, test, operate, maintain and repair Products and Parts, and which is now or hereafter owned, controlled or possessed by Seller, including all drawings, specifications, test information, software (including source and object code listings and supporting documentation), manuals, basic process steps and vendor lists.

          2.6 "Seller Technical Assistance" -- Assistance provided to AT&T by Seller in making use of the Seller Know-How in the manufacture, assembly, testing, operation, application, maintenance and repair of Products and Parts.

          2.7 "Specifications" -- The specifications for the Products attached hereto as Exhibit A, including any and all modifications, amendments or changes thereto made pursuant to this Agreement.

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          2.8 "Affiliate" -- Any person controlling, controlled by, or under common control with the referenced person. For the purposes of Section 15, any agent or contractor providing services to AT&T pursuant to a written agreement shall be deemed an Affiliate of AT&T.

     3.0 Purchase Orders.

          3.1 Placement of Purchase Orders. Seller agrees to sell Products and Parts to AT&T in accordance with the terms and conditions of this Agreement. Specific quantities of Products and Parts shall be ordered by AT&T for purchase by the placement of Purchase Orders. However, this Agreement is not a Purchase Order. AT&T shall have no obligation to purchase any Products or Parts hereunder until AT&T has placed a Purchase Order, and then only to the extent of the Products or Parts covered under such purchase Order. Buyer and Seller shall develop a non-binding [*] forecast on a [*] for committed Products. In addition, at the 4th-Quarter quarterly storage technology meeting (Section 24.4), Buyer will provide under non-disclosure a non-binding [*].

          3.2 Acceptance or Rejection of Purchase Orders. Seller agrees to accept and acknowledge, on AT&T's acknowledgement form, Purchase Orders placed by AT&T in conformance with the terms of this Agreement. Seller agrees to provide order acceptance and committed ship dates within [*] of Purchase Order. Seller shall not reject a Purchase Order for Products or Parts for reason of quantity purchased or delivery dates, whenever the same is within the availability and schedules for such Products or Parts specified in Exhibit B.

          3.3 Cancellation of Purchase Orders. AT&T may terminate any Purchase Order [*]. AT&T's maximum liability to Seller on account of such cancellation shall be as specified on the AT&T Purchase Order. Further, AT&T shall have no liability to Seller if any Purchase Order is canceled as a result of this Agreement being terminated under Sections 8.2, 9.2, 10.3, 10.5, or 18.2 (if termination is due to Seller's breach).

          3.4 Rescheduling of Products. AT&T may [*], provided notice of such increase is given to Seller at least [*] prior to the scheduled delivery date, and provided that in its role as a supplier to Seller, GIS-Columbia is able to deliver key parts ordered under any Seller purchase order sufficient to [*]. Seller shall use its best efforts to deliver [*]. AT&T may [*] beyond the scheduled delivery date, provided notice of such [*] is given to Seller at least [*] prior to the scheduled delivery date. If Products rescheduled under this Section 3.4 are subsequently canceled, cancellation charges provided for in Section 3.3 above shall be based on the rescheduled delivery date rather than the original scheduled delivery date, [*] as a result of rescheduling, in which case AT&T will, at Sellers request, negotiate in good faith the appropriate cancellation charge, which shall in no event be [*].

          3.5 Purchase Commitment. For a period of [*], AT&T Global Information Solutions Company will purchase at least [*] of its requirements for those Products identified on Exhibit B as "Committed Products" and Replacement Products of Committed Products therefor (as defined in Section 24.1), except if such Product has been discontinued. This commitment shall only exist to the extent that Seller is able to meet AT&T's specifications and requirements for price, performance, quality, and delivery schedule.

          3.6 Right to Offer New Products. For a period of [*], AT&T Global Information Solutions Company shall use its Best Efforts to permit Seller to bid on the design, development, and/or manufacture of any new RAID or SCSI products (excluding SCSI hard disk drives and SCSI host adapters), and will exercise reasonable judgment in determining whether to accept an offer by Seller to design, develop, and/or manufacture such products, taking into account factors such as price, delivery time, performance, and suitability to AT&T's needs. This commitment shall not apply to AT&T development or procurement activity commenced prior to the Closing Date.

          3.7 Special Requirements. The parties will cooperate in good faith to develop a procedure that will provide AT&T with expedited delivery of certain Products, in order to provide reasonable flexibility to AT&T to meet unique customer requirements. This procedure may, but will not necessarily, involve an

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     inventory consignment arrangement that will be memorialized in one or many
     Consignment Agreements by AT&T site or Product substantially in the form of Exhibit F.

     4.0 Prices.

          4.1 Product and Part Prices. The prices for Products purchased hereunder shall be as specified in Exhibit B. The prices for Parts purchased hereunder shall be as specified on the Parts List provided to AT&T pursuant to Section 5.1, less the discount specified in Exhibit B.

          4.2 [*]. Seller represents that the prices charged for the OEM Products and Parts set forth in Exhibit B purchased hereunder by AT&T [*]. However, the parties shall meet and negotiate in good faith price increases or decreases that may be appropriate by taking into account changes in market conditions, competition and cost reduction programs of Seller.

          4.3 Failure to Meet AT&T Requirements. If Seller is unable, for any reason, to supply any portion of AT&T's requirements of the Products or Parts as established by Purchase Orders, such portion shall be considered to have been purchased from Seller for purposes of determining price when price is based on Product or Part quantity purchased by AT&T. This Section
     4.4 shall not, however, affect any other remedy to which AT&T may be entitled on account of Seller's inability to supply AT&T's requirements.

     5.0 Parts List, Identification and Availability.

          5.1 Parts List. A complete Parts List for each Product shall be provided by Seller to AT&T at least [*] for Parts delivery specified in Exhibit B prior to the first delivery of that Product ordered by AT&T under this Agreement, showing for each Part.

           (1) Seller part number and generic name;

           (2) Manufacturer part number and name;

           (3) Current published list price;

           (4) Whether the Part is reworkable; and

           (5) Calculated actual mean-time-between-failure.

          5.2 Parts Identification. All Parts which are subassemblies or modules and which are identified on the complete Parts List of Section 5.1 above shall have permanently fixed markings, including:

           (1) Seller part number, and when available;

           (2) Date of manufacture.

          5.3 Recommended Parts List. If not previously provided, Seller shall also provide to AT&T, upon execution of this Agreement, a recommended Parts List showing those Parts (and quantities) which Seller recommends be carried in stock.

          5.4 Parts Availability. Seller shall make available to AT&T such Parts as AT&T may reasonably require for all Products purchased by AT&T from Seller. Seller further agrees to make the same available to AT&T pursuant to the pricing and other terms and conditions of this Agreement applicable to Parts for a period of not less than [*] (the "Parts Availability Period") after the date of delivery by Seller of the last unit of each Product delivered to AT&T or any other buyer that may require such Parts, and shall use its best efforts to give AT&T at least [*] written notice prior to the termination of that period. If, during the Parts Availability Period, Seller ceases production or acquisition of Parts, Seller shall notify AT&T at least [*] to cessation so that AT&T may, at its option, provide Seller with a reasonable forecast of ongoing requirements of Parts for the remainder of the period. This Parts availability requirement shall survive the term and any termination of this Agreement.

          5.5 Parts for Other Seller Products. The provisions of Section 5.4 shall apply to parts for all products previously manufactured by or for Seller's Wichita, Kansas facility, which parts were available from that facility immediately prior to the Closing Date. Seller will provide such parts for a parts

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     availability period which for each product shall be negotiated in good faith by the parties and which shall be calculated from the date of last shipment of each Product prior to the closing date. Prices for such parts shall be based on a reasonable markup over Seller's actual cost, and shall be negotiated in good faith.

     6.0 Lead Time, Shipment, and Payment.

          6.1 Lead Time for Products and Parts. Purchase Orders for Products and regular (non-emergency) orders for Parts will be placed by AT&T in advance of the required delivery date thereof, allowing for the Lead Time specified in Exhibit B, unless a shorter Lead Time is mutually agreed to as to Products and Parts covered under specific Purchase Orders.

          6.2 Lead Time for Emergency Orders for Parts. Seller agrees to accept emergency orders for Parts from AT&T by means of a facsimile or telex message or verbal communication containing a Purchase Order number, and to expedite placement of such emergency orders as if they were formal Purchase Orders. Seller shall provide AT&T a specifically designated "contact point" (including an individual's name, telephone number and facsimile number or cable address) for receipt of emergency orders for Parts. Seller shall use best efforts, including pulling critically needed Parts from production, to drop ship such emergency Parts at AT&T's sole expense to those locations specified by AT&T and provide notice to AT&T within [*] following receipt of the order specifying the airway shipment bill number and flight schedule information.

          6.3 Shipment. Except as provided in Section 6.2, all Products and regular orders for Parts purchased under this Agreement shall be shipped F.O.B. Seller's plant of manufacture, freight collect, so as to be received, allowing for normal transit times, in accordance with the delivery schedule specified on the corresponding Purchase Order. If Shipment is late due to Seller's fault, Seller shall ship by air freight or other mode specified by AT&T, at [*].

          6.4 Delivery of Products After Agreement. Purchase Orders placed during the term of this Agreement shall specify delivery [*] the term of this Agreement.

          6.5 Mode of Shipment. The mode of shipment shall in each instance be by surface transportation unless otherwise specified by AT&T on the Purchase Order. In the absence of specific instructions, Seller will select the surface carrier for shipment.

          6.6 Risk of Loss. Risk of loss and damage shall pass from Seller to AT&T upon delivery by Seller to the common carrier or AT&T's representative at the F.O.B. point described in Section 6.3 above, and all claims for damage thereafter shall be filed by AT&T directly with the carrier.

          6.7 Packaging. All Products and Parts shall be packed by Seller in accordance with the latest revisions of AT&T Corporate Packaging Standards No. 10-001 (Packaging Testing Standard), No. 10-002 (Packaging Marking and Graphics) and No. 10-004 (Packaging of Service Parts, Feature Kits, Cables and Assembly Parts), attached hereto as Exhibit C, as well as other requirements set forth in the Specifications. Seller shall package Parts individually (except for small Parts, such as screws) with appropriate protective material to guarantee safe arrival (e.g., plug-in boards should be in static controlled packaging and in foam-lined packs or padded cartons). Each box shall contain Products or Parts ordered under a single Purchase Order, but multiple boxes may be placed in a larger container. Under no circumstances shall Seller utilize any packaging material consisting in whole or in part of polystyrene foam manufactured through a process using any of the following blowing agents: CFC-11, CFC-12, CFC-113, CFC-114, or CFC-115.

          6.8 Insurance. AT&T shall have the responsibility to pay for insurance. However, at the request of AT&T, Seller shall make arrangements for purchase of insurance or supply required information, as AT&T may direct, to either AT&T or to AT&T's insurance carrier so as to ensure that AT&T will have timely information to effect insurance coverage.

          6.9 Payment.  It is understood and agreed that the terms of payment for all Products and Parts purchased under this Agreement shall be [*] from the date of AT&T's receipt of invoice for the first year
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     from the Effective Date and for all subsequent years, [*] be either (A) [*]
     from the date of AT&T's receipt of invoice or (B) [*] from the date of AT&T's receipt of invoice.

     7.0 Taxes.

          7.1 Taxes Not Included. Product and Part prices as provided for in this Agreement are exclusive of all applicable federal, state or local sales, use, property, excise or similar taxes that may be levied upon Seller as a result of sale or delivery of any Product or Part sold under this Agreement. All such taxes shall be assumed and paid by AT&T. If a resale certificate or other such document of exemption is required in order to exempt the sale of Products or Parts from any such taxes, AT&T shall furnish Seller, at Seller's request, with such a certificate or document prior to shipment by Seller.

          7.2 Taxes Paid by Seller. In the event that Seller is required to pay or at the request of AT&T so pays any such taxes, AT&T agrees to reimburse Seller therefor upon being appropriately invoiced for same in the exact amount as required of Seller.

     8.0 Program Managers, Product Qualification and Acceptance Procedure, and Quality Assurance.

          8.1 Appointment of Program Managers. Each party shall appoint Program Managers who shall be responsible for all communications with the other party, including those relating to Product qualification under Section 9, inspection, testing and quality control procedures under Section 10, and new product development under Section 23.

          8.2 Establishing Product Qualification and Acceptance (PQA) Procedure. At least [*] the first scheduled general release shipment of Products or Parts to AT&T, Seller and AT&T shall confer, through their respective Program Managers, and agree on a Product Qualification and Acceptance (PQA) Procedure for each Product. Such PQA Procedure shall establish the procedures for qualification testing (Section 9.1), ongoing inspection and testing (Section 10.1), acceptance, inspection and testing (Section 10.2) and facility surveys (Section 10.3), as well as any physical, performance and quality requirements in addition to those provided in the Specifications in Exhibit A. In the event that the parties are unable or haven't, on or before such date, to reach an agreement as to the PQA Procedure, then AT&T may, at its option, terminate this Agreement.

          8.3 Quality Assurance. Seller shall implement and maintain such quality assurance standards as are reasonably feasible to produce and deliver to meet AT&T Products and Parts that are defect-free, as well as to meet any other quality and reliability standards agreed to between the parties.

     9.0 Product Qualification.

          9.1 Qualification Testing. Qualification testing of selected initial production units of each Product manufactured by Seller for AT&T shall be conducted and completed before the first scheduled shipment of that Product to AT&T. Such testing shall occur, at the option of AT&T, either at Seller's facility or on the premises of AT&T and shall be at the expense of the party on whose premises the testing is conducted. Qualification testing shall determine the acceptability of the Product in accordance with the Specifications, and shall be conducted in accordance with the PQA Procedure. Upon written agreement of Seller and AT&T that the qualification tests have been successfully completed, the initial deliveries of production units of that Product shall commence in accordance with the scheduled shipment established by issued Purchase Orders.

          9.2 Failure to Commence or Complete Qualification Testing. If qualification testing has not been successfully completed in accordance with the PQA Procedure prior to the first scheduled shipment of any Product, then this Agreement shall, at AT&T's option, terminate with respect to that Product unless AT&T shall have agreed in writing to an extension of such testing, under like termination conditions as specified herein.

          9.3 Applicability. This Section 9 applies only to Products and Parts that initially become subject to this Agreement after the Closing Date.

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     10.0 Inspection, Acceptance Testing, and Quality Control Standards.

          10.1 Ongoing Inspection and Testing. Notwithstanding the successful completion of qualification testing under Section 9, all Products and Parts shall be subject, at either Seller's manufacturing facility or at AT&T's premises, to further inspection, acceptance testing, and review for conformance to ongoing quality control standards as may be established in the Specifications, PQA Procedure, and other standard industry practices and procedures.

          10.2 Acceptance Inspection and Acceptance Testing. All Products and Parts shall be subject to acceptance inspection and testing by AT&T, [*], on Seller's premises, during normal business hours and following a reasonable notice to Seller, on AT&T's premises, [*] (including the premises of any customer of AT&T). When conducted on Seller's premises by Seller, copies of all documents prepared by Seller indicating the results of such inspection and testing shall be provided to AT&T at AT&T's request. Inspection and testing at AT&T's facilities or locations [*] shall be commenced for each Product and Part within the time set forth in Exhibit A for that product after arrival thereof. The inspection and testing shall be in accordance with the PQA Procedure and other quality control procedures and tests agreed upon by the parties.

          10.3 Facility Surveys. Following reasonable notice to Seller, AT&T reserves the right to review, during regular business hours, Seller's physical facilities and Seller's quality control procedures, both prior to first Product deliveries and periodically thereafter, in order to assure compliance with the Specifications, PQA Procedure, and other standard industry practices and procedures. Seller shall maintain quality control procedures mutually agreed upon by AT&T and Seller as a result of such facility survey. In the event that AT&T determines in good faith, during any facilities survey, that Sellers procedure is insufficient to insure consistent acceptable quality, AT&T shall so advise Seller, specifying the deficiency AT&T believes exists and reasonable proposals for correction. Seller shall fully correct any deficiency [*]; provided, however, that if any deficiency would be considered "material" under any applicable ISO standard to which AT&T is certified, Seller shall correct that deficiency [*] to at least the extent necessary to reduce the deficiency to a level of "immateriality" under such standard, and shall thereafter fully correct the deficiency [*]. Failure to correct any deficiency within these time periods shall entitle AT&T to terminate this Agreement and cancel all then-outstanding Purchase Orders for Products and Parts without liability or consequence.

          10.4 Acceptance Testing Results. AT&T shall provide notification to Seller upon completion of acceptance testing setting forth the specific date of acceptance or rejection of each Product and Part included in the notification. If any Product or Part is rejected, Seller shall thereafter proceed forthwith to correct the defects indicated by AT&T, either by repairing the defective Product or Part at the point of delivery or within Seller's facility, if possible, or by supplying a new Product or Part. The cost associated with any such repair or replacement, including transportation charges for return to Seller and subsequent return to AT&T, shall be borne by Seller. Products and Parts for which acceptance tests are not completed within the time set forth in Exhibit A for that Product or Part after arrival at AT&T's delivery destination shall be deemed to have been accepted by AT&T as of such time.

          10.5 Failure to Meet Minimum Standards. If, during either qualification or acceptance testing, AT&T determines that any Product is not materially defect-free or cannot comply with minimum quality standards of the PQA Procedure or as otherwise established between the parties' respective Program Managers, this Agreement may be terminated with respect to that Product at AT&T's option and AT&T may cancel without liability or consequence any Purchase Order for that Product previously issued.

          10.6 Seller Personnel. Seller shall provide, at AT&T's request and at locations selected by AT&T, and at no charge to AT&T, technically competent personnel of Seller to assist in the identification and resolution of any performance problems which may jeopardize the progress of the first installation of a Product. Seller shall also provide, at AT&T's request, any performance information available from any source which could aid AT&T in evaluation of Product performance.

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          10.7 No Waiver of Warranty.  In no event shall the inspection, qualification, and acceptance of any Product or Part pursuant to Section 9 or this Section 10, or the payment for any such Product or Part by AT&T, in any way impair or reduce AT&T's rights under the warranty of Section 12 of this Agreement, or AT&T's rights to further inspection or testing.

          10.8 No Manufacturing License. Termination of this Agreement by AT&T under any of the paragraphs of Section 9 or this Section 10, for failure of a Product to pass testing or inspection, shall not give rise to or otherwise be considered a cause entitling AT&T to a manufacturing license of that Product under this Agreement.

          10.9 AT&T shall provide no notice of default for deficiency under
     Section 10.3 for [*] from the Closing Date. AT&T may provide notices of deficiency prior to closing.

     11.0 Specification, Engineering and Other Changes.

          11.1 Changes in Specification. The Specifications may be amended or otherwise changed from time-to-time by written agreement of Seller and AT&T. Prior to any such change becoming effective, all Products and Parts shipped by Seller to AT&T shall conform to the existing Specifications, unless AT&T shall otherwise request. After the effective date of any change, all Products and Parts shipped by Seller shall conform to such changed Specifications, except that Seller shall continue to make available, for the period specified in Section 5.4, Parts under all previous Specifications unless change to the Part does not affect its interchangeability with Parts manufactured before such time. Drawing corrections and minor changes which have no effect on interchangeability shall not be deemed to be a change in the Specifications.

          11.2 AT&T Channels. AT&T may propose changes to the Specifications and, in such event, Seller shall consider the feasibility of any such proposal. Seller shall, within a reasonable period of time, not to exceed [*] after receipt of the AT&T proposal, furnish to AT&T in writing its comments regarding such proposed changes, including its willingness to implement the same, the price change, if any, and the time schedule required for implementation.

          11.3 Chance In Source of Parts. Seller shall notify AT&T in advance of and the reasons for any change in the source (including addition of new vendors) of purchased Parts which affect form, fit, function, field maintenance or safety agency approval, and AT&T shall have the right to approve such source change, which approval will not be unreasonably withheld.

          11.4 Change Induced Problems. In the event AT&T determines, after any engineering or any other change by Seller, that Products or Parts do not operate in accordance with the Specifications or fail to meet the Acceptance Test Procedure of Section 9, and upon AT&T's request, Seller shall promptly evaluate any defective Product or Part and shall notify AT&T of the result of its evaluation and its corrective action plan, if needed, within [*] after receipt of such request from AT&T.

          11.5 Parts Obsolescence. In the event that any engineering or any other change made by Seller obsoletes any Parts purchased by AT&T, Seller shall so notify AT&T, in writing, and shall, at Seller's expense, [*].

          11.6 Changes in Parts. In the event that any change to Products or Parts affects the interchangeability of latest version and previous version Parts, Seller shall provide a different part number for the latest version Parts. Seller will indicate whether each previous version is interchangeable with the latest version and whether the latest version is interchangeable with each previous version. All Products thereafter delivered by Seller shall be promptly identified to AT&T by serial number so as to reflect which version Part may be used therein.

          11.7 Engineering Change Documentation. Seller shall, at its expense, provide AT&T with a copy of each Engineering Change Order (ECO) or like documentation issued by it during the term of this Agreement, and thereafter as long as Parts are made available under Section 5.4, with respect to operation or maintenance of a Product. Such copy shall be provided to AT&T as soon as practicable, but

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     no later than [*] after the issuance by Seller. AT&T may reject any change unless it has been agreed to pursuant to Section 11.1.

     12.0 Warranty and Product Liability.

          12.1 General Warranty. Seller warrants that all Products and Parts will conform to the Specifications, will be of good material and workmanship, and will be free from defects in material, workmanship and programming. Claims for Products or Parts not complying with this warranty shall be submitted by AT&T the later of [*] of the non-complying Product or Part to AT&T or such other warranty period offered by Seller to any other Buyer or Customer (for example [*]). Seller shall at its option and expense, either promptly repair or replace non-complying Products or Parts or shall pay AT&T its costs of remedying such non-compliance (provided that AT&T shall have sought Seller's prior written consent, which shall not unreasonably be withheld, before incurring any such expense). The shipment of non-complying Products or Parts by AT&T to Seller, and the return shipment of repaired or replacement Products or Parts by Seller to AT&T under this Section 12.1, shall be at Sellers expense. AT&T shall receive a credit for any non-complying Products or Parts returned for repair or replacement.

          12.2 Safety and Regulatory Agency Requirements. Seller further warrants that all Products and Parts will comply with all applicable federal, state and other governmental safety regulations in effect at the time of manufacture, will be listed with Underwriters Laboratory (UL) in the name of AT&T, and will comply with such other governmental regulations and be listed with such other certification organizations as are specified in Exhibit D.

          12.3 FCC Compliance. Seller further warrants that all Products and Parts will comply with current rules and regulations of the Federal Communications Commission (FCC) concerning Electromagnetic Interference, including, without limitation, equipment labeling and instruction manual information requirements.

          12.4 Epidemic Failures. Seller further warrants that Products and Parts will comply with the failure rate and/or safety and/or reliability requirements set forth in the Specifications. Claims for non-compliance will be established from AT&T's service records for that Product and by showing that the average failure rate of the monitored Products is not in conformance with the Specifications. In the event of such non-compliance, Seller shall correct the cause on all Products and Parts to be shipped thereafter and, at its sole option and expense, either repair or replace all Products and Parts shipped within the previous [*], or pay AT&T its costs of remedying such non-compliance (provided that AT&T shall have sought Sellers prior written consent, which shall not unreasonably be withheld, before incurring any such expense). If Seller disagrees with AT&T's determination of an Epidemic Failure, the matter will be submitted for dispute resolution in accordance with Section 9.7 of the Purchase and Sale Agreement, provided, however, that (a) the "Senior Executives" identified in Section 9.7(b) will be senior members of the Seller's OEM sales business, and the Buyer's supply line management or purchasing organizations; (b) the time period specified in Section 9.7(c) will apply; and (c) the parties shall request hearing pursuant to the AAA's rules for expedited hearing.

          12.5 Warranty Notwithstanding Acceptance. Seller shall have the warranty obligations provided in this Section 12 as to all Products and Parts, notwithstanding their acceptance by AT&T.

          12.6 Product Liability Indemnification. Seller agrees to protect, indemnify and hold AT&T harmless from and against all liability resulting from any and all claims by third parties for loss, damage or injury (including death) allegedly caused by any Product or Part purchased under this Agreement, to the extent not caused by misuse, abuse or other fault directly attributable to AT&T or its customer, and provided that Seller is promptly notified by AT&T of all such claims following AT&T's initial notification of such claims, and provided further that Seller is given full control over any negotiation, arbitration, or litigation concerning such claims.

          12.7 Product Liability Insurance. Seller shall maintain, at its expense, Product Liability Insurance as [*] AT&T and its officers, agents and employees, from claims relating to the Products or Parts

          12.8 Survival. The provisions of this Section 12 shall survive the term and any termination of this Agreement.

     13.0 Out-of-Warranty Repair. Seller agrees to repair any out-of-warranty Products or Parts which AT&T may elect to have repaired by Seller and which Seller deems repairable. Seller further agrees to update all such repaired Products and Parts to the latest engineering change and to mark or tag the same to show the latest revision level. The cost to AT&T for such repair by Seller shall be at the repair prices as negotiated in good faith and in accordance with
Section 4.2.

     14.0 Product Information and Training.

          14.1 Documentation. If not previously provided to AT&T, and promptly following the issuance of any updates, Seller will furnish to AT&T, at Sellers expense, the following documentation for the Product(s):

             (1) User, Operator and Systems Administrator manuals, including marketing materials that describe functionality for maintenance.

             (2) Maintenance and Support documents, including, (i) engineering drawings of all assemblies and schematics, and logic and timing diagrams; (ii) adjustment, operational and functional specifications;
        (iii) service test procedures and a list of any special tools and service test equipment designed by Seller, (iv) site preparation and installation specifications and instructions; (v) when necessary to effect an interface or for maintenance purposes, Software and firmware source listings and related documentation; (vi) Parts information as set forth in Article 5; (vii) Training course materials as described in Paragraph 14.4; (viii) technical bulletins, engineering change orders and, if applicable, bulletin board access; and (ix) other documentation concerning the operation and maintenance of the Product which will permit AT&T to market, install and service the Products:

             (3) Evidence substantiating the escrow of any agreed upon information in accordance with Section 25.

             (4) Any necessary manufacturing documentation to support building Products to customer requirements.

Documentation will be of the type which is generally made available to Seller's customers and/or used by Seller personnel, will be in a form suitable for reproduction, and will be updated by new documentation from time-to-time as it becomes available. AT&T will have the right to copy, modify and use, and have copied, modified and used, the documentation provided by Seller for the purpose of providing desired manuals or the like concerning the Product, provided that any Seller copyrights therein are appropriately safeguarded, and AT&T will have the right to copyright any manuals developed by AT&T.

          14.2 Publish End-User Documentation. Seller will include with each Product unit purchased, a complete set of documentation relating to the operation and/or maintenance thereof as is customarily supplied to end users.

          14.3 Technical Support. During the term of this Agreement and for [*] from the time of delivery of the last unit of a Product and Part to AT&T, Seller will provide at rates negotiated in good faith between the parties (except as to warranted Products and Parts for which technical support is included in the price of the Product or Part), access via telephone to technically competent personnel of Seller as may be reasonably required to assist in the identification and resolution of any Product performance problems. In the event Seller is unable to resolve problems remotely, Seller will, at AT&T's request, provide on-site technical support. Travel expenses for such out-of-warranty support shall be at AT&T's expense but shall be pre-approved by AT&T. Support requirements are further defined in Exhibit E.

          14.4 Training.

             (1) Seller will provide, at [*], adequate training and information to AT&T with respect to installation and service of each Product, including training on any special tools or test equipment. In the case of software, training will include instruction on features, functions and capabilities of the software. Training will take place upon request of AT&T and will be conducted by technically competent Seller personnel for the benefit of AT&T instructors, field service personnel and other AT&T personnel involved with the Product. The training will take place at a mutually agreed upon time and location.

             (2) Seller will provide AT&T a copy (including a syllabus) of all operator, maintenance and technical training course materials. Training materials will be of the type which is generally made available to Seller's customers and/or used by Seller personnel, will be in a form suitable for reproduction, and will be updated by new training materials from time to time as they become available. AT&T will have the right to copy, modify and use, and have copied, modified and used, the training materials provided by Seller for the purpose of providing desired training or the like concerning the Product, provided that any Seller copyrights therein are appropriately safeguarded, and AT&T will have the right to copyright any training materials developed by AT&T. All course materials will be kept current, with updates furnished to AT&T Global Information Solutions Company.

     15.0 Confidentiality.

          15.1 Non-Confidentiality Preferred. We agree that it is preferable to conduct business under this Agreement on a non-confidential basis and agree to do so to the maximum extent possible. If it becomes necessary for us to exchange any confidential information, then, unless we otherwise agree in writing, the exchange of such information shall be governed by the balance of this Section 15.

          15.2 Information Received. Each party shall use reasonable efforts, to the extent it does with respect to its own proprietary and confidential information of like nature, to prevent any of the other party's proprietary and confidential information which it receives under the scope of this Agreement in written form and designated "CONFIDENTIAL" from being disclosed to third parties.

          15.3 No Obligation. Section 15.2 shall not apply and the receiving party shall have no obligation with respect to any information which:

             (1) is or becomes public knowledge through no wrongful act of the receiving party;

             (2) is already known to the receiving party;

             (3) is rightfully obtained by the receiving party from any third party without similar restriction and without breach of any obligation owed to the disclosing party;

             (4) is independently developed by the receiving party;

             (5) is furnished to a third party by the disclosing party without a similar restriction on the third party's rights;

             (6) is incorporated in a machine or apparatus (including a Product) which has been placed on sale;

             (7) is disclosed pursuant to a lawful requirement or request of a governmental agency;

             (8) is disclosed to the extent necessary to fulfill the business obligations of the receiving party to customers who are purchasers or lessees of a Product; or

             (9) is approved for release by written authorization of the disclosing party.

          15.3 Third Party Contractors.  Notwithstanding the restrictions of
     Section 15.2, AT&T shall be entitled to provide confidential information of Seller on a need-to-know basis to Affiliates who have executed a written obligation of confidentiality conforming to that of this Section 15. Notwithstanding the foregoing, Seller may from time to time identify to AT&T certain Affiliates to whom it does not wish Seller confidential information disclosed without prior notice from AT&T. From the date of receipt of Seller's notice, AT&T will use its Best Efforts to avoid disclosure to those Affiliates without first obtaining Seller's consent, which shall not be unreasonably withheld.

          15.4 Survival.  The obligations of the parties arising under this
     Section 15 shall survive for a period of [*] following the term or any termination of this Agreement.

     16.0 Indemnification for Infringement.

          16.1 Current Products. AT&T understands and agrees that Seller provides no indemnification for intellectual property claims arising from AT&T's purchase, use, or resale of Products included on Exhibit A as of the Closing Date, or which fall within the scope of the indemnification provisions of Article 9 of the Purchase and Sale Agreement. Seller agrees that it will promptly notify AT&T if it becomes aware of any claim or threatened claim that any such Product infringes the intellectual property rights of a Third Party, and will render any reasonable assistance that AT&T may request in investigating or defending such a claim.

          16.2 Future Products. With respect to Products which may be added to Exhibit A after the Closing Date, Seller undertakes and agrees that, upon being notified promptly and given authority, information, and offered assistance, Seller will promptly investigate and defend, at its own expense, all claims, allegations, suits, actions, or proceedings in which AT&T or its Affiliates, agents, distributors or customers, are made defendants or claimed potential defendants for any infringement, claimed infringement, or alleged inducement of infringement, or unauthorized, or unlawful use of any patent, copyright, trademark, trade secret, mask work, proprietary data, or other information, resulting from the sale, use, lease or other disposition of any Product or Part purchased from Seller under this Agreement; provided, however, that the provisions of this Section 16.2 shall not apply to any claim, allegation, suit or proceeding that falls within the scope of the indemnification provisions of Article 9 of the Purchase and Sale Agreement. Seller further agrees to pay and discharge any and all judgments or decrees which may be rendered in any such suits or proceedings against any such defendants. Seller shall have the right to settle any such suits, actions, or proceedings on terms and conditions of Seller's own selection, provided they are not in conflict with the terms and conditions provided herein. In the event Seller fails to promptly investigate and defend or settle as provided hereinabove, then AT&T shall, following notification to Seller, have the right from that time forward to have sole control of the defense of such claim, allegation, suit, action, or proceeding and all negotiations for its settlement or compromise, and Seller agrees to pay, as they become due, all of the costs, expenses, and reasonable attorneys' fees incurred by AT&T and judgments or decrees which may be rendered against AT&T or such defendants in providing the services that Seller has failed to provide. This indemnity does not extend to any suit or proceeding which is based upon a patent claim covering a combination of which the Product or Part purchased under this Agreement is merely an element of the claim combined with other devices or elements not provided by Seller, unless Seller is a contributory infringer, nor does it extend to any Product or Part whose infringement is a direct result of Seller being required to adhere to a specific design provided by AT&T and not originating with Seller.

          16.3 Survival. The provisions of this Section 16 shall survive the term and any termination of this Agreement.

     17.0 Identification of Product and Absence of Restrictions.

          17.1 Identification. Any and all Products purchased from Seller under this Agreement may be marketed under any AT&T or Affiliate's trademark or any product name selected by AT&T, and Seller shall affix, when so requested by AT&T, such trademark or name, and serial numbers or nameplates as AT&T shall specify. The Product, in all AT&T advertising literature and elsewhere, may be referred to by AT&T as an AT&T product. All shipping containers shall bear the AT&T logo, Purchase Order number, class and serial number of the Product and all other information or markings desired by AT&T or required by law.

          17.2 Absence of Restrictions. Except as may be required pursuant to any applicable export control law or regulation, AT&T sing not be restricted as to its sale or use of Products purchased hereunder including, without limitation, worldwide marketing to any end user or remarketer, and use by AT&T for the benefit of others. Further, this Agreement shall not be construed as preventing AT&T from acquiring at any time products similar or related to the Products from any other source, including, without limitation, purchase from any third party vendor or manufacturer by AT&T.

     18.0 Term and Termination.

          18.1 Term.  This Agreement shall continue for an initial term of three
     (3) years from its effective date and shall be automatically renewed for successive one (1) year periods thereafter, unless notice of termination is given by one party to the other at least one hundred and eighty (180) days prior to the termination date of the initial term or of any yearly renewal term, or unless earlier terminated under any other provision of this Agreement.

          18.2 Termination for Default. Either party may terminate this Agreement upon [*] prior written notice to the other party for failure of such other party to fulfill any of its material obligations hereunder, including failure due to causes specified in Sections 24.1 and 24.2; provided, however, if during the period of such notice the other party shall have remedied such failure, this Agreement shall continue in full force and effect as it would have had such failure not occurred. In the event of termination under this paragraph, the terminating party shall be entitled to return of any amounts paid in anticipation of performance not rendered by the other party. In the event of termination under this Section by Seller for AT&T's default, AT&T shall, upon Seller's written request, buy under any AT&T Purchase Order then outstanding all completed Products in Seller's possession as of the date of termination, at the per unit price(s) set forth on such Purchase Order, provided that AT&T shall have all rights of inspection, acceptance, and warranty provided by this Agreement with respect to such Products.

          18.3 Termination for Other Reasons. This Agreement shall terminate forthwith, at the option of either party by notice in writing to the other party, upon the other party ceasing to carry on its business or in the event the other party becomes the subject of any proceedings under state or federal law for the relief of debtors or otherwise becomes insolvent, bankrupt, or makes an assignment for the benefit of creditors, or upon the appointment of a receiver for the other party, or its reorganization for the benefit of creditors.

     19.0 Rights After Termination.

          19.1 Other Remedies. Termination of this Agreement by either party shall not prejudice it or the other party to recover any money amounts or require performance of any obligations due at the time of such termination.

          19.2 Completed Products. In the event of termination of this Agreement by AT&T under Section 18.2, Seller shall, at AT&T's option, pass title and deliver to AT&T completed Products in its possession meeting the Specifications, provided AT&T pays a reasonable price not to exceed the price which would have applied if Seller had delivered those Products according to the terms of purchase hereunder and at the then current price established in Exhibit B. AT&T shall also have the option to purchase raw materials and/or work-in-process attributable to the Products or Parts.

          19.3 Purchase Orders Canceled. In the event of any termination of this Agreement under Sections 8.2, 9.2, 10.3, 10.5, or 18.2 (if termination is due to Seller's breach), all outstanding Purchase Orders for Products and Parts previously issued by AT&T under this Agreement shall be automatically and immediately canceled without penalty, notwithstanding any firm order period, cancellation penalty or maximum cancellation requirement stated under this Agreement.

          19.4 Manufacturing License Not Affected. Termination of this Agreement by either Seller or AT&T under Section 18.2 or by AT&T under
     Section 18.3 shall not prejudice or otherwise affect any Manufacturing License to which AT&T is or may become, entitled.

     20.0 Manufacturing License.

          20.1 Scope. This Section 20 shall only apply to the extent that AT&T does not independently possess all rights necessary to manufacture the Product(s) in question.

          20.2 Manufacturing License for Cause. In the event this Agreement is terminated by AT&T pursuant to Sections 18.2 or 18.3, or if Seller is, for any reason including discontinuation, unable to supply AT&T with AT&T's "reasonable requirements" of any Product ordered by AT&T under the terms of this Agreement, AT&T may require Seller to grant to AT&T an irrevocable, non-exclusive, [*] worldwide right and license under Seller Intellectual Property Rights and any other manufacturing or other rights of Seller necessary for AT&T to manufacture or have manufactured that Product and its Parts. Seller shall, under such circumstances and at such time, furnish to AT&T without cost all necessary assistance as will permit AT&T to commence manufacture of the Product(s) and Parts including, but not limited to, providing a complete documentation package of all Seller Know-How along with a reasonable amount of Seller Technical Assistance. [*]. For purposes of this Section 20.2, Seller shall be deemed unable to supply AT&T's "reasonable requirements" only if:

             (1) Seller fails to deliver the full quantity of any Product ordered by AT&T for any [*], and

             (2) [*]

[*]

     21.0 License of Software.

          21.1 As to software which may be provided under this Agreement (either separately or with a Product) and which is not fully licensed to AT&T pursuant to the Purchase and Sale Agreement or its ancillary agreements, Seller hereby grants to AT&T (under Seller's or its suppliers sublicensed patents, copyrights, and other intellectual property rights relating to that software) a perpetual, worldwide, non-exclusive, non-transferable license to resell or reproduce copies of the software in object code format only, onto a floppy disk or the hard disk of a system, one copy per system, and to distribute such copies to AT&T's customers. If the software package includes a "break the seal" license agreement in the package containing the software, AT&T may transfer the package to its customer without altering the package or its contents and the license agreement will be between Seller and the customer. If the software does not contain a "break the seal" license agreement or if AT&T opens the package for installation of the Software prior to resale, AT&T will license the software to its customers pursuant to its standard terms and conditions.

          21.2 Seller grants to AT&T a world-wide non-exclusive license to use Seller's trademarks and tradenames on or in connection with the software copies made under this license. No other rights to the software are granted by Seller to AT&T under this Agreement. Appropriate copyright notices will be placed on the software documentation and will be embedded in the software code and such notices will be retained on any copies made by AT&T. Both parties agree to take such reasonable steps as may be necessary to preserve copyrights to the software and software documentation.

     22.0 Assignment.

          22.1 No Assignment. Neither this Agreement nor any right or obligations it governs may be assigned or delegated by either party without the prior written consent of the other party, which consent shall not unreasonably be withheld, except that either party may assign or delegate this Agreement to any Affiliate without the other's consent.

          22.2 Successor. Notwithstanding anything in this Agreement to the contrary, this Agreement and all rights and obligations hereunder shall be binding upon and inure to the benefit of any successor to which either party directly or indirectly transfers all or a substantial part of its business and assets pertaining to the Products, whether by merger, sale of assets, sale of stock or otherwise. Upon request of the other party the party making such a transfer shall assign this Agreement and the rights and obligations hereunder and obtain from the assignee, in a form satisfactory to counsel for the other party, an acceptance of such assignment and an assumption of all of the assignor party's obligations under this Agreement.

     23.0 Notices and Communications. Except as otherwise specifically provided herein, notices and other communications by a party under this Agreement shall be deemed given five (5) business days after the date when deposited in the United States mails, registered mail postage prepaid, addressed as follows or as from time to time otherwise directed in writing by either party:

     To AT&T:

        AT&T Global Information Solutions Company
        17095 Via del Campo
        San Diego, CA 92127
        Attn: VP of Manufacturing

     with 1st class mail copy to

        AT&T Global Information Solutions Company
        1700 South Patterson Boulevard
        Dayton, Ohio 45479
        Attn: Business Law Section
            Law Department

     To Seller:

        Symbios Logic, Inc.
        2001 Danfield Court
        Fort Collins, Colorado 80525
        Attn: President & Law Dept.

     24.0 New Technology or Product and Discontinuation of Production.

          24.1 Replacement Products. Should Seller acquire or develop a type of product which is like the Product, or performs a similar function, or would obsolete the Product due to new technology (a "Replacement Product"), Seller shall give AT&T notice at least equal to the normal purchase lead-time prior to the initial shipping date for that Replacement Product and furnish to AT&T the specifications and other pertinent description thereof and, at the request of AT&T, arrange an engineering evaluation of such product immediately upon a working model of it becoming available. At its option, AT&T may elect to substitute such Replacement Product for the Product under this Agreement or add such it to this Agreement, at a price mutually agreeable between the parties. Such Replacement Product shall thereafter be considered the Product under the terms and conditions of this Agreement as if initially included hereunder. However, upon a substitution of such Replacement Product, Seller shall continue to make Parts available for the original Product under this Agreement, as required under Section 5.4.

          24.2 Discontinuation of Production. In addition to any other notices that may be required in connection with termination of this Agreement by Seller, Seller shall provide notice of either at least [*] for Committed Products or [*] for Optional Products (plus the lead time specified in Exhibit B) prior to the discontinuation of production of a Product. The amount of notice per Product is specified in Exhibit B. If Seller ceases production or acquisition of a Product, during the notice period, AT&T may, at its option, provide Seller with a reasonable forecast of ongoing requirements of Product for the remainder of the notice period. This Product availability requirement shall survive the term and any termination of this Agreement.

          24.3 New Products. The parties contemplate that as Seller develops new RAID or SCSI products, they will be offered for sale to AT&T as Products under this Agreement. If any such product is made generally available for sale by Seller, Seller will promptly notify AT&T and, at AT&T's sole option, the parties will negotiate in good faith the price and other terms for its inclusion as a Product under this Agreement. The parties further contemplate that AT&T may request Seller to develop new Products. The parties agree to work together to develop processes and procedures for effective communication and management of the product development process.

          24.4 The parties agree to have [*] storage technology meetings in which, under non-disclosure, future product strategies (that are contractually disclosable) will be discussed.

     25.0 Software Source Code.

          25.1 Seller agrees that it will at all times maintain a complete package of source code or programs, statements, and software documentation (the "Documentation Package") corresponding to the software which AT&T does not have in its possession. Seller further agrees to maintain the aforementioned source programs, statements, and documentation current by updating the Documentation Package to include any modifications, improvements, enhancements or replacement programs within [*] after their availability.

          25.2 In the event that Seller ceases to carry on business on a regular basis, or fails or is unable to maintain any software licensed under this Agreement for any reason for a period of [*], Seller will deliver the Documentation Package(s) to AT&T. Delivery of the deposited materials will be made to AT&T after written request by AT&T, stating the grounds upon which the request is made. Once the deposited materials have been delivered to AT&T, AT&T will have the non-exclusive right to use the materials, [*], to maintain the software and software documentation for its present customer base. If Seller disagrees with AT&T's determination that the Documentation Package should be delivered, the matter will be submitted for dispute resolution in accordance with Section 9.7 of the Purchase and Sale Agreement, provided; however, that (a) the "Senior Executives" identified in Section 9.7(b) will be senior members of the Seller's OEM sales business, and the Buyer's supply line management or purchasing organizations; (b) the time period specified in Section 9.7(c) will apply; and (c) the parties shall request hearing pursuant to the AAA's rules for expedited hearing.

          25.3 In the event that AT&T reasonably believes that Seller will either cease carrying on business on a regular basis, or fail to provide software support as required by this Agreement, then AT&T may request, and Seller will agree, to negotiate in good faith the terms of an escrow agreement governing the Documentation Package(s).

     26.0 Miscellaneous.

          26.1 Excused Performance. Neither party shall be liable for damages because of delays in or failure of performance required under this Agreement when such delay or failure is due to acts of God, acts of civil or military authority, fire, flood, strikes, war, epidemics, shortage of power, or other cause beyond such party's reasonable control and without its fault or negligence, provided that such party (a) uses best efforts to promptly notify the other in advance of conditions which will result in any such delay in or failure of performance, (b) uses best efforts to avoid or remove such conditions, and (c) immediately continues performance whenever such conditions are removed.

          26.2 Curtailed Production. In the event that Seller's overall production of Products is curtailed for any reason, Seller will ship AT&T a percentage of its Orders for Products and Parts at least equivalent to that shipped for similar products to any other customer. Acceptance by AT&T of such percentage of its Orders shall not operate as a waiver of any rights or remedies which AT&T shall have as a result of Seller's failure to ship all Products and Parts under such Orders.

          26.3 Parties Bound. All rights granted to either party in this Agreement may be exercised by any Affiliate agreeing to be bound by this Agreement.

          26.4 Entire Agreement. This Agreement and Exhibits A-F annexed hereto contain the entire Agreement between the parties and may not be altered, amended or modified, except by formal agreement in writing signed by duly authorized representatives of both parties. Purchase Orders, Purchase Order acknowledgments, acceptance forms, and other printed documents shall not constitute an alteration, amendment or modification, even if acknowledged by the party sought to be bound.

          26.5 Waiver or Delay. Any waiver or delay in the exercise by either party hereto of its right to terminate hereunder or to enforce any provision of this Agreement for any breach by the other party shall not prejudice such party's right of termination or enforcement for any further, continuing or other breach by the other party.

          26.6 Severability. In the event that any provision contained in this Agreement should, for any reason, be held to be invalid or unenforceable in any respect under the laws of any jurisdiction where enforcement is sought, such invalidity or unenforceability shall not affect any other provision of this Agreement and this Agreement shall be construed as if such invalid or unenforceable provision had not been contained herein.

          26.7 Arbitration and Governing Law. Any controversy or claim, whether based on contract, tort or other legal theory (including but not limited to any claim of fraud or misrepresentation), arising out of or related to this Agreement, or any subsequent agreement between the parties, shall be resolved by arbitration pursuant to Section 9.7 of the Purchase and Sale Agreement.

          26.8 Headings. The Section headings within this Agreement are for convenience only and shall neither be considered a part of, nor affect the construction or interpretation of, any provision of this Agreement.

          26.9 Toxic Materials. Nothing used in the manufacture of the Products and/or Parts covered by this Agreement shall contain Polychlorinated Biphenyl (PCB) or Cadmium.

          26.10 Duty Drawback. AT&T shall be entitled to claim duty drawback on Products and Parts exported by or for AT&T. Seller shall submit, with each shipment of Products and Parts containing imported components, a Certificate of Delivery of Imported Merchandise (Customs Form 331 or 7543), shall retain all records required by US statues and regulations and identified in any drawback contract covering Products and Parts, and shall otherwise assist AT&T as reasonably requested in order to claim duty drawback for Products and Parts.

          26.11 Country of Origin. Seller shall provide to AT&T, prior to the first delivery of any Product and Part hereunder, a certificate of origin stating the country of origin for such Product or Part. If the country of origin for any Product or Part should change, Seller shall provide a new certificate of origin prior to the first delivery of any Product or Part affected by such change.

          26.12 Compliance with Laws. Seller shall, in the manufacture and sale of the Products and Parts to AT&T, and in all other performance under the provisions of this Agreement, fully comply with all applicable federal, state, local and other governmental laws and regulations.

          26.13 Personal Warranties. Seller and AT&T represent and warrant to each other that each has the right and power to enter into this Agreement. Seller further warrants that it has not knowingly violated and will not knowingly violate any patent, copyright, trade secret or other property rights of any third party with regard to the development and manufacture of any Product.

          26.14 Relationship of Parties. The relationship of Seller and AT&T as established under this Agreement shall be and at all times remain one of independent contractors, and neither party shall at any time or in any way represent itself as being a dealer, agent or other representative of the other party or as having authority to assume or create obligations or otherwise act in any manner on behalf of the other party.

          26.15 Periods of Time. In computing any period of time under this Agreement where a specified number of days are required or permitted for notice, response, or other action on the part of either party, Saturdays, Sundays, and holidays shall be included in such period of time.

          26.16 Disclaimer and Limitation of Liability. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES UNDER THIS AGREEMENT REGARDLESS OF WHETHER THE PARTY HAS BEEN NOTIFIED OF THE POSSIBILITY OF ANY SUCH DAMAGES.

          26.17 Precedence. In the event of any conflict between this Agreement and the Purchase and Sale Agreement, the terms of this Agreement shall prevail.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed in duplicate by their respective authorized representatives.

SELLER                                          AT&T GLOBAL INFORMATION SOLUTIONS COMPANY

By: /s/ Illegible                               By: /s/ Illegible
---------------------------------------------   ---------------------------------------------
Title: President & CEO                          Title: Assistant Secretary
---------------------------------------------   ---------------------------------------------
Date: February 7, 1996                          Date: January 16, 1996
---------------------------------------------   ---------------------------------------------

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS. OMITTED INFORMATION HAS BEEN REPLACED BY [*]. THE INFORMATION OMITTED CONSIST OF 5 PAGES.



                                                                       EXHIBIT A



                                 SPECIFICATIONS


     [*]

                                         ---------------------------------------

                                                          OEM Purchase Agreement

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS. OMITTED INFORMATION HAS BEEN REPLACED BY [*]. The information omitted consists of 6 pages.



                                                                       EXHIBIT B



                         PRICING AND DELIVERY SCHEDULE



     [*]

                                                                       EXHIBIT C



                            AT&T PACKAGING STANDARDS



     AT&T Packaging Procedures, 10-001C, 10-004B, B-2(rev2) and AT&T Corporate Identity Program (shipping containers), as may be revised from time to time.

                                                                       EXHIBIT D



                   SAFETY AND REGULATORY AGENCY REQUIREMENTS



1.0 UNITED STATES -- SAFETY



The Product shall be UL listed or recognized (strike out non-applicable category) for use as information Processing & Business Equipment, Std. UL 478. Each unit shall be marked with the appropriate UL mark.



2.0 CANADA -- SAFETY



The Products shall be CSA certified to comply with CSA Standard 22.2 No. 154, Data Processing Equipment, or 22.2 No. 220, Information Processing & Business Equipment. Each unit shall be marked with the CSA monogram.



3.0 INTERNATIONAL -- SAFETY



3.1 The Products shall meet International Safety Requirements as specified in IEC Standard Publication No. 380 and VDE 0806 (unless otherwise provided in the Specifications). Secondary voltages less than 42.4 volts peak shall be safety extra low voltage (SELV) compliant.



3.2 Other standards (if applicable)                . The Seller shall submit
this product to the TUV or VDE agency and be certified by either agency as complying with the above standards. Each unit shall be labeled with the appropriate safety agency label.



4.0 UNITED STATES -- FCC



The Product shall meet all legal requirements relative to electromagnetic emissions with respect to Class A Business Equipment and/or Class B Personal Computer Products in accordance to FCC Part 15 regulations. Equipment containing modems shall also comply with FCC Part 68.



5.0 LASER EQUIPMENT:



5.1 United States:



Equipment containing lasers shall comply with Public Law 90-602, "Radiation Control for Health and Safety Act of 1968."



5.2 Germany:



Laser equipment must comply with the German "Accident Prevention Regulations" as detailed in "Laser Beams," VBG 93. Submittal to a German test agency is mandatory.



6.0 OZONE DEPLETING CHEMICALS



Seller shall label all Products and Parts (including all packaging) as required by the United States Environmental Protection Agency's regulations in effect at the time of delivery of the Product or Parts. As of September 1993, the basic regulations may be found at Volume 40 of the Code of Federal Regulations, Part 82, entitled Protection of Stratospheric Ozone", Subpart E, entitled "The Labeling of Products Using Ozone Depleting Substances."



7.0 OTHER STANDARDS



Seller agrees to adhere to AT&T safety standards (ST)2-11-06, (ST)2-11-08, and
(ST)1-02-17.


                                          --------------------------------------

                                          OEM Purchase Agreement

                                                                       EXHIBIT E



                               TECHNICAL SUPPORT



     1 You will be available to provide reasonable telephone support [*] and to answer written questions from AT&T regarding the Products.



     2 In the event you cannot provide problem resolution within the response time guidelines specified in Section 2.1, AT&T may request that you send personnel to the end user's site for problem resolution. If in the mutual determination of the parties, the problem was not caused by the Products, AT&T shall reimburse you on a time and materials basis (excluding travel time) based on your published rates that are agreed to in advance. Such reimbursement shall be by individual purchase orders for specific work authorized by AT&T in advance.



     2.1 Response Time Guidelines



PRIORITY LEVEL         RESPONSE TIME
--------------         -------------
     [*]                 [*]
     [*]                 [*]
     [*]                 [*]
     [*]                 [*]
     [*]                 [*]



     2.2 AT&T will assign a Priority Level rating based on the severity of the problem in accordance with the following table:



PRIORITY              EXPECTED RESPONSE                   TYPICAL PROBLEM CHARACTERIZATION
--------              -----------------                   --------------------------------

  [*]                        [*]                      User system is inoperable or a critical
                                                      application necessary to the daily
                                                      operation is down. No alternative exists.
                                                      Political situation and/or user is a
                                                      "Jeopardy" account.
                                                      Catastrophic system degradation.

  [*]                        [*]                      A major failure exists. System is
                                                      operational with limited use. No
                                                      alternative exists.
                                                      User application used in daily operations
                                                      is down or severely degraded, and no
                                                      alternative exists.
                                                      Alternative exists which adversely
                                                      effects the user's operational
                                                      effectiveness and profitability.


                                          --------------------------------------

                                          OEM Purchase Agreement

PRIORITY              EXPECTED RESPONSE                   TYPICAL PROBLEM CHARACTERIZATION
--------              -----------------                   --------------------------------

  [*]                        [*]                      A major feature or system failure has
                             [*]                      occurred.
                                                      Alternatives exist which are inconvenient
                                                      or unprofitable to the user.
                                                      Correction necessary to meet published
                                                      specifications.
                                                      Significant system or feature performance
                                                      degradation.

  [*]                        [*]                      Feature failure; system operational.
                             [*]                      Alternatives exist which causes minor
                                                      inconveniences to the user.
                                                      Major corrections to documentation
                                                      needed.
                                                      Performance degradation with use of
                                                      specific functions.

  [*]                        [*]                      Minor feature failure.
                                                      Alternatives exist which are easily
                                                      adopted by the user.
                                                      Minor corrections to documentation.
                                                      Specific performance degradation.



     2.3 For OEM Products and Parts, you will work towards the following Closed Loop Corrective Action goals (from receipt of failed Product or Part using Monday-Friday workweek):



        .1) [*]



        .2) [*]



        .3) [*]



     2.4 Provided that a failed OEM Product/Part/Field Replaceable Unit arrives at Sellers dock by [*], the replacement Product/Part/Field Replaceable Unit shall be delivered to Buyer the following day.


                                          --------------------------------------

                                          OEM Purchase Agreement

                                                                       EXHIBIT F



                             CONSIGNMENT AGREEMENT


                                     NUMBER



SELLER:



BUYER:                    AT&T GLOBAL INFORMATION SOLUTIONS



AGREEMENT


NUMBER:



EFFECTIVE DATE:



1.0  SCOPE

1.1  The terms expressed below form the key elements of an
     agreement between AT&T Global Information Solutions (AT&T)
     and              to establish a consignment inventory
     program for the products identified in Appendix A.
     Additional products may be added to this agreement by mutual consent.

2.0  TERM

2.1 The term of this Agreement shall commence upon signing by both parties. This Agreement will be considered in full force unless terminated by either party upon thirty (30) days written notice. Process changes may be implemented as necessary to insure the terms are manageable and effective.
     Such changes, if any, will be by written amendment and will be duly signed by both parties.

2.2 In the event this agreement is terminated, all inventory not required by AT&T is to be returned to seller within three
     (3) working days, freight prepaid. All inventory not returned to seller will be considered AT&T's inventory and payment will be per Section 6.0.

3.0  INVENTORY LEVELS

3.1 Seller will stock product on consignment at each AT&T site listed which is equal to a minimum of two week forecast material demand (or agreed upon Kanban quantity) for Seller's product referenced in Appendix A. Consignment inventory must equal lead-time, transit time, plus one week buffer inventory (or agreed upon Kanban quantity). The consignment quantity will be monitored and agreed to on a weekly basis by both parties.


                                          --------------------------------------

                                          OEM Purchase Agreement

3.2 Seller will ship replacement quantities of product used immediately after notice that AT&T has pulled product from consignment stock. The shipments will restore the consigned inventory level to the average inventory as agreed to above
     (3.1).

3.3  Seller shall provide upside flexibility of:
     72 hours notice  Volume can vary up to +20% of forecast
      2 week notice   Volume can vary up to +50% of forecast
      4 week notice   Volume can vary up to +100% of forecast

3.4 In the event that product remains at AT&T for more than sixty (60) days, or sooner by mutual agreement, Seller may request that AT&T return said product to Seller's manufacturing facility. Packing and shipping charges associated with the return of consigned product will be at AT&T's expense.

4.0  INVENTORY LOCATION/SECURITY

4.1 Each implementing AT&T site will provide a secure location, under lock and key, to safeguard inventory. It is the responsibility of AT&T to maintain the security of this location.

4.2 Seller will retain access privileges and auditing rights to the consigned inventory. AT&T will be responsible for theft, loss or damage while the inventory resides in the consignment location indicated above. The dollar amount of any loss will be determined by the current contract price at the time of said loss.

4.3 AT&T will physically count inventory using part numbers on the last Friday of AT&T's fiscal month before issuing any product to AT&T work in process. AT&T will fax the consignment inventory results to Seller immediately upon completion of the physical inventory. Both parties will strive to resolve any discrepancy between book quantity and actual on hand quantity to both parties' satisfaction by the end of the same day.

4.4 AT&T will not open the product shipping containers until consigned product is removed from the consignment location.
     Once removed from consignment, AT&T will assume full title to the product and that product may not be returned to consignment inventory account location.

5.0  PURCHASE ORDERS

5.1 Each implementing AT&T site stated in Appendix A, will place a blanket purchase order for each part number to cover a minimum of three (3) months' forecast requirements. Blanket purchase order quantities will be adjusted as needed to comply with ongoing requirements. It is AT&T's intention to receive consignment product on a weekly basis from consignment inventory against a blanket purchase order.
     Seller will assume responsibility for reviewing the consigned inventory requirements from


                                          --------------------------------------

                                          OEM Purchase Agreement

     AT&T's master production schedule and for shipping consigned material as needed to comply with that schedule.



6.0  PRICE/PAYMENTS



6.1 Each Monday, AT&T agrees to provide a document to Seller indicating the dates, quantities, and specific part number of product withdrawn from consigned inventory during the previous week by AT&T. Payment will be made no later than fifteen (15) days from date of such invoice/document.



7.0  FORECASTS



7.1 AT&T will submit a forecast to Seller by Tuesday of each week showing requirements in weekly buckets over the next three month minimum. The forecast will also indicate the quantity in the consignment location by part number.



8.0  WARRANTY



8.1 The warranty period will be as documented in the OEM Agreement terms, or in the absence of an OEM Agreement, in accordance with seller's standard product warranty, and will start from the date that product is shipped to AT&T. Any product failing to meet specification will be returned under standard return material procedure.



9.0  GENERAL



9.1 The terms of this Agreement and any Appendix referenced by this Agreement will take precedence over any other conflicting term contained in any existing duly executed agreement or purchase order.



AT&T GLOBAL INFORMATION                                     SYMBIOS LOGIC INC.
SOLUTIONS

                 By: /s/ [ILLEGIBLE]                                    By: /s/ C. S. CHUNG
-------------------------------------------------           --------------------------------------------
    Name: [ILLEGIBLE]                                       Name: C. S. Chung
    Title: Assistant Secretary                              Title: Vice President
February 15, 1995                                           February 15, 1995
-----------------------------------------------------       --------------------------------------------
DATE                                                        DATE


                                            ------------------------------------

                                            OEM Purchase Agreement

                                   APPENDIX A



EFFECTIVE DATE OF CONSIGNMENT PROGRAMS



     PART NUMBER                MODEL NUMBER              EFFECTIVE DATE               AT&T SITE/PACKAGING
     -----------        ----------------------------  ----------------------  -------------------------------------



                                            ------------------------------------

OEM Purchase Agreement

                 FIRST AMENDMENT TO THE OEM PURCHASE AGREEMENT
                    BETWEEN SYMBIOS LOGIC INC. AND AT&T GIS
                            DATED FEBRUARY 15, 1995

     This First Amendment ("Amendment") to the OEM Purchase Agreement dated February 15, 1995 ("Agreement") between Symbios Logic Inc. ("Symbios") and AT&T Global Information Solutions Company, now known as NCR Corporation ("NCR") is entered into by the parties and made effective this 2nd day of January, 1996 ("Amendment Effective Date"). Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Agreement. This Amendment shall be coterminous with the Agreement.

     I. Section 2.0. DEFINITIONS, is hereby amended as follows:

     The following is added at the end of Paragraph 2.8 "Affiliate":

          Affiliate shall not include such persons or entities who are engaged in businesses directly competitive with those of Seller without Seller's advance written consent in each case, which consent shall not be withheld in bad faith.

     II. Section 3.0. PURCHASE ORDERS, is hereby amended as follows:

     The following is added to Paragraph 3.1 "Placement of Purchase Orders" after the fourth sentence (ending in "such Purchase Order.") and replaces the balance of the paragraph:

          NCR will provide Symbios will a [*] of its estimated requirements for Products covered under this Agreement. Symbios will indicate its concurrence or otherwise with such forecasts in writing to NCR. Symbios will secure resources required to meet the forecast. NCR will update its forecasts on a [*]. At no additional cost, NCR will have the following percentage quantity upside and downside flexibility within its forecast/Purchase Orders:

          Flexibility

   DAYS PRIOR TO CSD           STANDARD MODELS          NON-STANDARD MODELS
------------------------   ------------------------   ------------------------
          [*]                        [*]                        [*]
          [*]                        [*]                        [*]
          [*]                        [*]                        [*]
          [*]                        [*]                        [*]
          [*]                        [*]                        [*]
          [*]                        [*]                        [*]

          Symbios will use commercially reasonable efforts to accommodate NCR's requests for upside or downside flexibility beyond the above flexibility limits. Symbios is not obligated to meet NCR's improved flexibility requests if Symbios cannot reasonably comply with such requirements.

     Paragraph 3.2 is changed to read as follows:

     3.2 Acceptance or Rejection of Purchase Orders and Shipment Fidelity

          Symbios agrees to accept and acknowledge, on NCR's acknowledgment form, Purchase Orders placed by NCR in conformance with the terms of this Agreement. Symbios will use commercially reasonable efforts to establish Committed Ship Dates (CSD) in accordance with section 6.1. Symbios agrees to provide written order acknowledgment to a Purchase Order and provide a CSD within [*] for Standard Models and within [*] for Non-Standard Models after receipt of a Purchase Order. A Standard Model is defined as a Product or kit which is part of a subset of Products that represents in aggregation at least [*]. Standard Models are listed in Exhibit Al. The initial list of Standard Models is comprised of [*]. Exhibit A1 may be updated at any time by the addition or deletion of Products by the mutual agreement of both parties. A Non-Standard Product is defined as all other Products or kits offered by Symbios that are not classified as a Standard Model. Symbios will be measured by actual ship date versus the latest mutually agreed upon written CSD provided on the order acknowledgement. Symbios may not modify the CSD unless permitted to do so by NCR in writing. Symbios agrees to provide NCR a weekly report detailing NCR ship date performance by product. Specific metrics for CSD performance are as follows:

                                         PERCENT
BEGINNING TIME                PERCENT      [*]
    PERIOD        PRODUCT     ON-TIME   DAYS LATE
--------------  ------------  -------   ----------
   03/01/96     All Products    [*]        [*]
   04/01/96     All Products    [*]        [*]
   07/01/96     All Products    [*]        [*]
   10/01/96     All Products    [*]        [*]
   04/01/97     All Products    [*]        [*]

          The metric for actual shipment performance for each respective quarter will be measured at the end of the quarter.

          Symbios will not reject a Purchase Order for Product or Parts for reason of quantity purchased or delivery dates, whenever the same is within the availability and schedules for such Products or Parts specified in
     Section 6.1.

     Paragraph 3.3 "Cancellation of Purchase Orders" is amended as follows:

          The sentence "AT&T's maximum liability to Seller on account of such cancellation shall be as specified on the AT&T Purchase Order." in lines 3-4 is stricken in its entirety.

     Paragraph 3.3 is further amended by adding the following language at the end of the paragraph:

          NCR agrees to share in expenses incurred by Symbios due to order cancellations. NCR shall be responsible for the amount of the cost of non-returnable long lead components procured by Symbios to support NCR's forecast, provided there is a joint discussion and understanding of the involved costs. Symbios may additionally charge NCR a material burden charge equal to the actual charges incurred by Symbios in canceling and returning components to the original supplier, not to exceed [*] of the returned components.

     Paragraph 3.5 "Purchase Commitment" is stricken in its entirety. Paragraph
3.6 "Right to Offer New Products" is renumbered to 3.5, and the Paragraph entitled "Special Requirements" is numbered as 3.6.

     A new Paragraph 3.7 is added as follows:

     3.7 Evaluation/Benchmark Units.

          3.7.1 Symbios will loan NCR the equipment listed below, and may loan NCR certain related hardware, software, firmware, documentation, and information for NCR's use with that equipment. Each piece of equipment may be used by NCR for a period of [*]. However, NCR shall have up to [*] from the date of shipment by Symbios in which to return the equipment to Symbios (to cover repackaging, transit, etc.). NCR shall issue orders for these units of evaluation equipment from a single point of contact. When returned to Symbios, the units will be refurbished, at the charges indicated below, to "as-new" condition and will have the same warranty as a new unit. Units refurbished by Symbios will be completely updated to the latest revision levels. If an evaluation or benchmark unit of equipment is not returned within 135 days of receipt by NCR, Symbios may bill NCR upon notification to NCR of its intent to do so, and NCR agrees to pay any such bill, which billed amount shall be equal to the full price for such units NCR shall be responsible far shipping charges for the initial shipment out and the return shipment associated with the evaluation equipment.

          REFURBISH
MODEL #    CHARGE
-------   ---------
 [*]       [*]
 [*]       [*]
 [*]       [*]
 [*]       [*]
 [*]       [*]

          3.7.2 During the equipment loan period, NCR will use reasonable efforts to maintain the equipment in good operating condition other than normal wear and tear and damage attributable to product defects. In the event a loaner unit has damage beyond normal wear, NCR agrees to pay the actual costs associated to repair the unit, provided that Symbios issues an itemized list of repairs prior to the actual work being performed. Symbios will provide standard warranty coverage during the loan period.

          3.7.3 Unless otherwise agreed in writing, NCR will not buy refurbished units of Products that were evaluated by anyone other than NCR. Symbios shall apply refurbished units used previously through the NCR evaluation/benchmark program to new NCR Orders. NCR may direct that certain Orders not be filled with refurbished units by including a statement to that effect on the Order itself and/or by providing Symbios a list of customers who will not accept refurbished systems. Notwithstanding the foregoing. NCR agrees to accept all refurbished units which have not been shipped against NCR Orders after [*] by Symbios and shall be billed at and agrees to pay full price for such units.

     III.  SECTION 4.0.  PRICES, is hereby amended as follows:

     The following is added to the end of Paragraph 4.1 "Product and Part
Prices":

          Additional Product and Part prices are set forth in Exhibit B1, which prices may be further negotiated based upon changes in market condition or any other appropriate factor. In the event that differing prices for the sane Product(s) are specified in Exhibit B and Exhibit B1, the price set forth in Exhibit B1 shall be the correct price. Product and Parts prices specified in Exhibit B, Exhibit B1 the Parts List shall be [*] to the extent permitted by Exhibit B, Section 3.0.

     A new paragraph 4.4 is added as follows:

          4.4 Disk Drive Price Reductions. Symbios will pass through to NCR [*] that Symbios receives from its supplier(s). Price reductions to NCR on disk drives will become effective [*] following the date of the price reduction provided by Symbios' supplier. This Section 4.4 will become effective on April 01, 1996.

     IV. SECTION 5.0. PARTS LIST, IDENTIFICATION AND AVAILABILITY, is hereby amended as follows:

     Paragraph 5.4 "Parts Availability":

          Line 8: "for integrated controllers and [*] written notice prior to the termination of that period for subsystems" is inserted at the end of the second sentence after "of that period".

     V. Section 6.0. LEAD TIME, SHIPMENT, AND PAYMENT, is hereby amended as follows:

     Paragraph 6.1 is changed to read as follows:

          6.1 Lead Time for Products and Parts. Purchase Order for Products and regular (non-emergency) orders for Parts will be placed by NCR in advance of the required delivery date thereof allowing for the Lead Time specified in the chart below, unless a shorter Lead Time is mutually agreed upon as to Products and Parts covered under specific Purchase Orders. Symbios will use commercially reasonable efforts to execute and improve the Product Lead Time. The Lead Time shall mean the maximum period between Symbios' receipt of a Purchase Order, and the actual shipment to NCR's specified delivery location. The Lead Times for Products are contingent upon NCR providing a monthly forecast with flexibility limits as specified in Section 3.2. The Lead Times shall be as set forth below, but shall not apply to Purchase Orders with longer Lead Times requested by NCR.

BEGINNING TIME PERIOD   PRODUCT   LEAD TIME
---------------------   -------   ---------
January 2, 1996           [*]        [*]
                          [*]        [*]
                          [*]        [*]
                          [*]        [*]
                          [*]        [*]
October 1, 1996           [*]        [*]
                          [*]        [*]
                          [*]        [*]
                          [*]        [*]
                          [*]        [*]
April l, 1997             [*]        [*]

     VI. Section 8.0. PROGRAM MANAGERS, PRODUCT QUALIFICATION AND ACCEPTANCE PROCEDURE, AND QUALITY ASSURANCE, is hereby amended as follows:

     The last sentence of Paragraph 8.2 "Establishing Product Qualification and Acceptance (PQA) Procedures" is changed to read as follows:

          In the event that the parties do not, on or before such date, reach an agreement as to the PQA Procedure for a Product or Part, then NCR, may, at its option, terminate this Agreement with respect to that Product or Part.

     VII. Section 12.0. WARRANTY AND PRODUCT LIABILITY, is hereby amended as follows:

     Paragraph 12.1 is changed to read as follows:

          12.1 General Warranty

             12.1.1 [*]. (The text of Paragraph 12.1 of the Agreement is inserted here in its entirety.)

             12.1.2 [*]. A dispatch shall mean any time that as NCR Customer Service Engineer is required to make an onsite service call during the warranty period for the Product where a defect has been corrected which in NCR's reasonable opinion was covered by the applicable Symbios warranty. Multiple dispatches may occur in closing an open "incident".

             12.1.2.1 To effect this reimbursement, NCR shall be responsible for notifying Symbios of the warranty dispatch and shall provide the following information:

                a.  The tracer/serial number of the system

                b.  The Part(s) required for the dispatch

                c. The NCR trouble ticket number

                d. The Part(s) ship to location and contact information

             12.1.2.2 Immediately upon notification by NCR, Symbios will verify the warranty entitlement on the system and for those systems which are so verified will ship the required Part(s) and issue an RMA for the Part(s) to be returned to Symbios. Symbios guarantees [*] for requests received and verified by Symbios prior to [*]. NCR shall be responsible for returning the failed Part(s) from the system in the same package or equivalent as the replacement Part(s) arrive in. Symbios may bill NCR far any such warranty claim Part(s) not so returned to Symbios within [*] at the applicable rate for NCR.

             12.1.2.3 NCR will invoice Symbios [*] for the warranty dispatches. Such billing will include the date of the dispatch, NCR trouble ticket number and the Symbios RMA number for each warranty dispatch.

             12.1.2.4 Symbios will conduct or subcontract failure analysis on all Parts returned from NCR. On a [*] basis Symbios and NCR will calculate the ratio of no trouble found (NTF), if any, on the Part(s) returned to Symbios by NCR. If the NTF rate exceeds [*].

          12.1.3 [*]

     Paragraph 12.4 "Epidemic Failures" is modified as follows:

          Line 8: The clause "in the lot containing the actual or potential defect(s) and/or defective component(s) which lead to breach of this warranty" is inserted after "Parts".

     A new Paragraph 12.8 is added as follows:

          12.8 Field Retrofit Orders (FRO). Either NCR or Symbios may request that an FRO be generated. Upon agreement that the FRO is needed, Symbios will provide part numbers. estimated time of process, and instruction. NCR will be responsible for writing the actual FRO. For all Products shipped by Symbios after the Amendment Effective Date, Symbios Logic agrees to reimburse NCR for NCR's labor for each FRO installed by NCR on the Products at a rate of [*]. The reimbursement applies to those FROs where Symbios Logic and NCR agree that end customer impact merits such treatment. It is agreed that product safety and potential for catastrophic data loss are the catastrophic data loss are the primary criteria for FRO labor reimbursement. Payment will be based on the [*]. In the event that NCR and Symbios are unable to agree on the need for a reimbursable FRO, the parties may elect to resolve the issue through arbitration as set forth in Paragraph 26.7.

     Paragraph 12.8 of the Agreement is renumbered to Paragraph 12.9.

     VII.  Section 20.0.  MANUFACTURING LICENSE, is hereby amended as follows:

     Paragraph 20.2 "Manufacturing License for Cause" is changed to read as follows:

          In the event that Seller discontinues its business operations with respect to the Products provided hereunder, NCR may require Seller to grant to NCR an irrevocable, non-exclusive, [*] worldwide right and license under Seller Intellectual Property Rights and any other manufacturing or other rights of Seller necessary for NCR to manufacture or have manufactured the Products and Parts. Seller shall, under such circumstances and at such time, furnish to NCR all necessary assistance as will permit NCR to commence manufacture of the Product(s) and Parts including, but not limited to, providing a complete documentation package of all Seller Know-How along with a reasonable amount of Seller Technical Assistance. In addition, Seller agrees to sell or lease to NCR, if NCR desires, and based on its then fair market value, [*].

     IX.  Section 21.0.  LICENSE OF SOFTWARE, is hereby amended as follows:

     The following is added at the end of Paragraph 21.1:

          NCR shall pay to Seller a royalty for each copy of the software distributed by NCR to its customers hereunder.

     XII. Section 24.0. NEW TECHNOLOGY OR PRODUCT AND DISCONTINUATION OF PRODUCTION, is hereby amended as follows:

          The first two sentences of Paragraph 24.2 "Discontinuation of Production" are stricken and replaced with the following:

          In addition to any other notices that may be required in connection with termination of this Agreement by Seller, Seller shall provide notice at least [*] prior to the discontinuation of integrated controllers and [*] prior to the discontinuation of production of a subsystem.

     Except as amended by this Amendment, all other terms and conditions of the Agreement remain the same.

THE PARTIES HAVE CAUSED THIS AMENDMENT TO BE EXECUTED BY THEIR AUTHORIZED REPRESENTATIVES EFFECTIVE AS OF THE AMENDMENT EFFECTIVE DATE.

NCR CORPORATION                                    SYMBIOS LOGIC INC.
(FORMERLY AT&T GLOBAL INFORMATION
SOLUTIONS COMPANY)

Signed: /s/ WILLIAM [ILLEGIBLE]                    Signed: /s/ GLENN S. GAINLEY
       -------------------------------------       -------------------------------------

Printed:                                           Printed: Glenn S. Gainley
        ------------------------------------       ------------------------------------

Title:                                             Title: Vice-President, Business Units
     ---------------------------------------       ---------------------------------------

Date:                                              Date: 1-14-98
     ---------------------------------------       ---------------------------------------

EXHIBIT A1  STANDARD MODELS

This Exhibit will contain the information provided in page 4 of the fax from Symbios on Jan 23 at 9:51 am EST. The actual information will added to this document prior to its execution.

Standard Models

1.
2.
3.
4.

Standard Kits

1.
2.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS. OMITTED INFORMATION HAS BEEN REPLACED BY [*]. THE INFORMATION OMITTED CONSISTS OF 2 PAGES.

                                   EXHIBIT B1

[*]

                 SECOND AMENDMENT TO THE OEM PURCHASE AGREEMENT
                    BETWEEN SYMBIOS LOGIC INC. AND AT&T GIS
                            DATED FEBRUARY 15, 1995,
            AS AMENDED BY THE FIRST AMENDMENT DATED JANUARY 2, 1996

     This Second Amendment ("Second Amendment") to the OEM Purchase Agreement dated February 15, 1995 ("Agreement") between Symbios Logic Inc. ("Symbios") and AT&T Global Information Solutions Company, now known as NCR Corporation ("NCR"), as amended by the First Amendment dated January 2, 1996 ("First Amendment"), is entered into by the parties and made effective this 5th day of March, 1997 ("Second Amendment Effective Date"). Capitalized terms used but not defined herein shall have the meaning ascribed to the in the Agreement or the First Amendment, as applicable. This Second Amendment shall be coterminous with the Agreement.

     I.  Section 3.0, PURCHASE ORDERS, is hereby amended as follows:

     Paragraph 3.7, added to the Agreement in the First Amendment, is hereby modified to read as follows:

          3.7  Evaluation/Benchmark Units.

             3.7.1 Symbios will loan NCR the equipment listed below, and may loan NCR certain related hardware, software, firmware, documentation, and information for NCR's use with that equipment. Symbios shall determine the total value of the equipment permitted to be loaned to NCR based on [*], and Symbios shall have the right, at its sole discretion, to change such limitation at any time upon notice to NCR. Any such change shall not affect loaned equipment in NCR's possession as of the effective date of such change, which equipment NCR shall be permitted to continue to use until the expiration of the applicable loan period. In the event that the total value of the equipment loaned to NCR is permitted to exceed such limitation, NCR shall pay to Symbios each [*]. The [*] carrying charge shall be payable throughout the loan period, calculated from the date on which the units are shipped from Symbios to the date on which the units are returned to Symbios, with [*]. Each piece of equipment may be used by NCR for a period of [*]; however, NCR shall have up to [*] by Symbios in which to return the equipment to Symbios (to cover repackaging, transit, etc.). NCR shall issue orders for these units of evaluation equipment from a single point of contact. When returned to Symbios, the units will be refurbished, at the charges to NCR indicated below, to "as-new" condition and will have the same warranty as a new unit. Units refurbished by Symbios will be completely updated to the latest revision levels. If an evaluation or benchmark unit is not returned within [*], Symbios may bill NCR upon notification to NCR of its intent to do so, and NCR agrees to pay any such bill, which billed amount shall be equal to the full price for such units. NCR shall be responsible for shipping charges for the initial shipment out and the return shipment associated with all evaluation equipment.

          REFURBISHMENT
MODEL #      CHARGE
-------   -------------
 [*]           [*]
 [*]           [*]
 [*]           [*]
 [*]           [*]
 [*]           [*]

             3.7.2 (The text of Paragraph 3.7.2 of the First Amendment is inserted here in its entirety.)

             3.7.3 (The text of Paragraph 3.7.3 of the First Amendment is inserted here in its entirety)

     Except as amended by this Second Amendment, all other terms and conditions of the Agreement and the First Amendment remain the same.

     THE PARTIES HAVE CAUSED THIS SECOND AMENDMENT TO BE EXECUTED BY THEIR AUTHORIZED REPRESENTATIVES EFFECTIVE AS OF THE SECOND AMENDMENT EFFECTIVE DATE.

NCR CORPORATION                                    SYMBIOS LOGIC INC.
(FORMERLY AT&T GLOBAL INFORMATION
SOLUTIONS COMPANY)

Signed: /s/ JOE JOY                                Signed: /s/ TOM GEORGENS
       -------------------------------------       -------------------------------------

Printed: Joe Joy                                   Printed: Tom Georgens
        ------------------------------------       ------------------------------------

Title: AVP, CSG, SM&L                              Title: VP GM Storage Systems
     ---------------------------------------       ---------------------------------------

Date:                                              Date: 1-14-98
     ---------------------------------------       ---------------------------------------

                 THIRD AMENDMENT TO THE OEM PURCHASE AGREEMENT
                    BETWEEN SYMBIOS LOGIC INC. AND AT&T GIS
                            DATED FEBRUARY 15, 1995

     This Third Amendment ("Third Amendment") to the OEM Purchase Agreement dated February 15, 1995 ("Agreement") between Symbios Logic Inc. ("Symbios") and AT&T Global Information Solutions Company, now known as NCR Corporation ("NCR"), as amended by prior amendments executed by the parties, is entered into by the parties and made effective this 13 day of August, 1997 ("Third Amendment Effective Date"). Capitalized terms used but not defined herein shall have the meaning ascribed to the in the Agreement. This Third Amendment shall be coterminous with the Agreement.

     WHEREAS, Symbios has provided or caused to be provided to NCR through Symbios' authorized agent(s) the quotation(s) listed below for additional work not set forth in the Agreement; and

     WHEREAS, NCR desires that Symbios perform such additional work in accordance with such quotation(s);

     NOW, THEREFORE, the parties agree as follows:

          I. The following quotation(s) attached hereto are hereby incorporated into the Agreement by mutual agreement of the parties.

QUOTATION NUMBER        SUBJECT
----------------        -------
      [*]         NSC Assembly & Test

          II. The above listed quotation(s) and all work to be performed and all payments to be made thereunder shall be subject to the terms and conditions of the Agreement and all prior amendments thereto, except as expressly set forth herein or in the quotation(s).

     Except as amended by this Third Amendment, all other terms and conditions of the Agreement and all prior amendments thereto remain the same.

     THE PARTIES HAVE CAUSED THIS THIRD AMENDMENT TO BE EXECUTED BY THEIR AUTHORIZED REPRESENTATIVES EFFECTIVE AS OF THE THIRD AMENDMENT EFFECTIVE DATE.

NCR CORPORATION                                    SYMBIOS LOGIC INC.
(FORMERLY AT&T GLOBAL INFORMATION
SOLUTIONS COMPANY)

Signed: /s/ JOE JOY                                Signed: /s/ TOM GEORGENS
       -------------------------------------       -------------------------------------

Printed: Joe Joy                                   Printed: Tom Georgens
        ------------------------------------       ------------------------------------

Title: AVP SM&L                                    Title: Vice President Storage Systems
     ---------------------------------------       ---------------------------------------

Date:                                              Date: 8/19/97
     ---------------------------------------       ---------------------------------------

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS. OMITTED INFORMATION HAS BEEN REPLACED BY [*]. THE INFORMATION OMITTED CONSISTS OF 3 PAGES.

[*]

     GROUP 2000 SALES, INC.
     The Choice of Intelligence
     655 Gallatin Street
     Huntsville, AL 35801
     919-481-1530 FAX 919-481-1958
                                                                         7/14/97

[*]

                 FOURTH AMENDMENT TO THE OEM PURCHASE AGREEMENT
                    BETWEEN SYMBIOS LOGIC INC. AND AT&T GIS
                            DATED FEBRUARY 15, 1995

     This Fourth Amendment ("Fourth Amendment") to the OEM Purchase Agreement dated February 15, 1995 ("Agreement") between Symbios Logic Inc. ("Symbios") and AT&T Global Information Solutions Company, now known as NCR Corporation ("NCR"), as amended by prior amendments executed by the parties, is entered into by the parties and made effective this 13 day of August, 1997 ("Fourth Amendment Effective Date"). Capitalized terms used but not defined herein shall have the meaning ascribed to the in the Agreement. This Fourth Amendment shall be coterminous with the Agreement.

     WHEREAS, Symbios has provided or caused to be provided to NCR through Symbios' authorized agent(s) the quotation(s) listed below for additional work not set forth in the Agreement; and

     WHEREAS, NCR desires that Symbios perform such additional work in accordance with such quotation(s);

     NOW, THEREFORE, the parties agree as follows:

          I. The following quotation(s) attached hereto are hereby incorporated into the Agreement by mutual agreement of the parties.

QUOTATION NUMBER        SUBJECT
----------------        -------
      [*]         Quarray Development

          II. The above listed quotation(s) and all work to be performed and all payments to be made thereunder shall be subject to the terms and conditions of the Agreement and all prior amendments thereto, except as expressly set forth herein or in the quotation(s).

     Except as amended by this Fourth Amendment, all other terms and conditions of the Agreement and all prior amendments thereto remain the same.

     THE PARTIES HAVE CAUSED THIS FOURTH AMENDMENT TO BE EXECUTED BY THEIR AUTHORIZED REPRESENTATIVES EFFECTIVE AS OF THE FOURTH AMENDMENT EFFECTIVE DATE.

NCR CORPORATION
(FORMERLY AT&T GLOBAL INFORMATION
SOLUTIONS COMPANY)                             SYMBIOS LOGIC INC.
Signed: /s/ JOE JOY                            Signed: /s/ TOM GEORGENS
---------------------------------------------  ---------------------------------------------

Printed: Joe Joy                               Printed: Tom Georgens
---------------------------------------------  ---------------------------------------------

Title: AVP, SM&L                               Title: Vice President Storage Systems
---------------------------------------------  ---------------------------------------------

Date:                                          Date: 8/19/97
---------------------------------------------  ---------------------------------------------

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS. OMITTED INFORMATION HAS BEEN REPLACED BY [*].

[*]

        GROUP 2000 SALES, INC.
        The Choice of Intelligence
        655 Gallatin Street
        Huntsville, AL 35801
        919-481-1530 FAX 919-481-1958
                                                                         7/25/97

[*]

                 FIFTH AMENDMENT TO THE OEM PURCHASE AGREEMENT
                    BETWEEN SYMBIOS LOGIC INC. AND AT&T GIS
                            DATED FEBRUARY 15, 1995

     This Fifth Amendment ("Fifth Amendment") to the OEM Purchase Agreement dated February 15, 1995 ("Agreement") between Symbios Logic Inc. now known as Symbios, Inc. ("Symbios") and AT&T Global Information Solutions Company, now known as NCR Corporation ("NCR"), as amended by prior amendments executed by the
parties, is entered into by the parties and made effective this   day of
          , 1998 ("Fifth Amendment Effective Date"). Capitalized terms used but not defined herein shall have the meaning ascribed in the Agreement. This Fifth Amendment shall be coterminous with the Agreement.

     WHEREAS, Symbios has provided or caused to be provided to NCR through Symbios' authorized agent the quotation listed below for additional work not set forth in the Agreement; and

     WHEREAS, NCR desires that Symbios perform such additional work in accordance with such quotation;

     NOW, THEREFORE, the parties agree as follows:

     1.0 Additional Work

          I. The following quotation attached hereto is hereby incorporated into the Agreement by mutual agreement of the parties.

QUOTATION NUMBER    SUBJECT
----------------    -------
 Dated 2/27/98    SYMplicity(TM)

          II. The above listed quotation and all work to be performed and all payments to be made thereunder shall be subject to the terms and conditions of the Agreement and all prior amendments thereto, except as expressly set forth herein or in the quotation.

          III. The SYMplicity(TM) storage manager for Solaris X86, version 6.X, will be licensed to NCR in accordance with Section 21 of the Agreement.

          IV. The SYMplicity(TM) storage manager for Solaris X86, version 6.X, will be supported by Symbios in accordance with Section 14 of the Agreement.

     2.0 Exhibit G -- Equipment Loaner Agreement: The attached Exhibit G is added in its entirety to the Agreement.

     3.0 Section 12.0, WARRANTY AND PRODUCT LIABILITY, of the Agreement is hereby amended as follows:

          II. A new Paragraph 12.1.4 is added as follows:

             12.1.4 Virus Warranty for SYMplicity(TM) Storage Manager for Solaris X86: During the warranty period set forth in Section 12.1.1, Symbios warrants that if Symbios learns or suspects that SYMplicity(TM) Storage Manager for Solaris X86 provided by Symbios to NCR in connection with this Agreement contains any Virus, Symbios shall immediately notify NCR and shall make every reasonable effort to immediately remove the Virus and supply a copy of replacement software to NCR. For purposes of this warranty, "Virus" shall mean any code, programming instructions or set of instructions that is designed to damage, interfere with or otherwise adversely affect computer programs, data files or hardware without the consent or intent of the user of the Product.

     Except as amended by this Fifth Amendment, all other terms and conditions of the Agreement and all prior amendments thereto remain the same.

     THE PARTIES HAVE CAUSED THIS FIFTH AMENDMENT TO BE EXECUTED BY THEIR AUTHORIZED REPRESENTATIVES EFFECTIVE AS OF THE FIFTH AMENDMENT EFFECTIVE DATE.

NCR CORPORATION
(FORMERLY AT&T GLOBAL INFORMATION               SYMBIOS, INC.
SOLUTIONS COMPANY)                              (FORMERLY SYMBIOS LOGIC INC.)

Signed:                                         Signed:
       --------------------------------------   --------------------------------------

Printed: Frank Harrell                          Printed:
        -------------------------------------   -------------------------------------

Title: VP, SM&L                                 Title:
      ---------------------------------------   ----------------------------------------

Date:                                           Date:
     ----------------------------------------   ----------------------------------------

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS. OMITTED INFORMATION HAS BEEN REPLACED BY [*].

[*]

              GROUP 2000 SALES, INC.
              The Choice of Intelligence
              655 Gallatin Street
              Huntsville, AL 35801
              919-481-1530 FAX 919-481-1958

                                                                         2/27/98

[*]

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS. OMITTED INFORMATION HAS BEEN REPLACED BY [*]. THE INFORMATION OMITTED CONSISTS OF 3 PAGES.

                                   EXHIBIT G

                           EQUIPMENT LOANER AGREEMENT

                                      [*]

                 SIXTH AMENDMENT TO THE OEM PURCHASE AGREEMENT
                    BETWEEN SYMBIOS LOGIC INC. AND AT&T GIS
                            DATED FEBRUARY 15, 1995

     This Sixth Amendment ("Sixth Amendment") to the OEM Purchase Agreement dated February 15, 1995 ("Agreement") between Symbios Logic Inc. now known as Symbios, Inc. ("Symbios") and AT&T Global Information Solutions Company, now known as NCR Corporation ("NCR"), amended by prior amendments executed by the parties, is entered into by the parties and made effective this 30th day of June, 1998 ("Sixth Amendment Effective Date"). Capitalized terms used but not defined herein shall have the same meaning ascribed to in the Agreement. This Sixth Amendment shall be coterminous with the Agreement.

     The parties agree as follows:

     1.0 AT&T Global Information Solutions has changed its name to NCR Corporation and Symbios Logic, Inc. has changed its name to Symbios, Inc. The parties agree that this amendment and any other subsequent amendments to the Agreement will use these names or such other names the parties may use in the future.

     2.0 Revise section 21.1 as follows:

          21.0 LICENSE OF SOFTWARE

             21.1 As to software which may be provided under this Agreement (either separately or with a Product) and which is not fully licensed to NCR pursuant to the Purchase and Sale Agreement or its ancillary agreements, patents, copyrights, and other intellectual property rights relating to that software) a perpetual, worldwide, non-exclusive, non-transferable license to reproduce or distribute, either directly or through its replicator, contract manufacturer/computer system OEM supplier or distributor, under terms no less stringent than those contained in this Agreement, copies of the software in object code format only, onto a floppy disk or the hard disk of a system, one copy per system, and to distribute such copies to NCR's customers. NCR may distribute a pre-installed copy and a copy on removable media for use with each system. For purposes of royalty or license fee accounting, the pre-installed and the removable copy distributed with a single system shall be treated as a single copy. If the software package includes a "break the seal" license agreement in the package containing the software, NCR may transfer the package to its customer without altering the package or its contents and the license agreement will be between Seller and the customer. If the software does not contain a "break the seal" license agreement or if NCR opens the package for installation of the software prior to resale, NCR will license the software to its Customers pursuant to its standard terms and conditions. NCR shall pay to Symbios a royalty for each copy of the software distributed by NCR to its customers hereunder.

     3.0 Section 12.0, WARRANTY AND PRODUCT LIABILITY, of the Agreement is hereby amended as follows:

          I. Revised Section 12.1.4 as follows:

             12.1.4 Virus Warranty for Software Products: During the warranty period set forth in Section 12.1.1, Symbios warrants that if Symbios learns or suspects that Software Products provided by Symbios to NCR in connection with this Agreement contains any Virus, Symbios shall immediately notify NCR and shall make every reasonable effort to immediately remove the Virus and supply a copy of replacement software to NCR. For purposes of this warranty, "Virus" shall mean any code, programming instructions or set of instructions that is designed to damage, interfere with or otherwise adversely affect computer programs, data files or hardware without the consent or intent of the user of the Product.

          II. A new Paragraph 12.1.5 is added as follows:

             12.1.5 Year 2000 Warranty for Y2K-Compliant Software Products: For the period commencing on the Sixth Amendment Effective Date and ending on the 31st day of January, 2001, Symbios warrants that the Symbios Year-2000 compliant Products listed in the attachment to this Sixth Amendment (Attachment A), shall accurately process date/time data (including but not limited to calculating, comparing, and sequencing) from, into and between the twentieth century and the twenty-first century, and the years 1999 and 2000 and leap year calculations and that the Symbios Year-2000 compliant Products will, when used in combination with other data processing technology, accurately process date/time data if the other information technology properly exchanges date/time data with it. Upon receipt of written notification from NCR of any non-compliance with this warranty, Symbios shall make every reasonable effort to immediately correct the non-compliance and supply a copy of replacement software to NCR.

     4.0 Section 4.0, PRICES, of the Agreement is hereby amended as follows:

          A new Paragraph 4.5 is added as follows: 4.5 SOFTWARE PRICE CHANGES

          Symbios may not change the prices for any Software product listed in Attachment B of this amendment under this Agreement any time during the first calendar year after Symbios' first shipment to NCR. After the first year Symbios may notify NCR of Software price changes and the basis for such changes. NCR shall commence paying new prices effective [*] after Symbios' written notice of Software price change, unless otherwise agreed to by the parties. Thereafter Symbios may exercise its rights under this
     Section 4.0 (Prices) with regard to price changes for Software.

     Except as amended by this Sixth Amendment, all other terms and conditions of the Agreement and all prior amendments thereto remain the same.

     THE PARTIES HAVE CAUSED THIS SIXTH AMENDMENT TO BE EXECUTED BY THEIR AUTHORIZED REPRESENTATIVES EFFECTIVE AS OF THE SIXTH AMENDMENT EFFECTIVE DATE.

NCR CORPORATION                                 SYMBIOS, INC.
Signed:                                         Signed: /s/ Tom Georgens
--------------------------------------------    --------------------------------------------
Printed: Frank Harrell                          Printed: Tom Georgens
--------------------------------------------    --------------------------------------------
Title: VP SM&L                                  Title: VP & General Manager, Symbios Storage
--------------------------------------------    Systems
Date:                                           --------------------------------------------
--------------------------------------------    Date: 7/6/98
                                                --------------------------------------------

                                  ATTACHMENT A

                   SYMBIOS LOGIC YEAR 2000-COMPLIANT PRODUCTS

     1. Raid Manager 5.02.03 or later

     2. SYMplicity(TM) Storage Manager 6.20 or later

     3. Series 3/Series 4 RAID controllers application firmware, 2.01 or later

     4. Series 3/Series 4 RAID controllers boot firmware versions 2.01, 2.02,
        2.03.04 or later, 2.04, 2.05 or later

     5. SYMplicity(TM) Storage Manager for Solaris X86, version 6.01.XX or later

                                  ATTACHMENT B

Software Products:

Raid Manager for UNIX MP RAS Version 5.05

SYMplicity Storage Manager for Solaris X86 Version 6.01.XX

SYMplicity Storage Manager for NT Version 6.20.XX

                SEVENTH AMENDMENT TO THE OEM PURCHASE AGREEMENT
                    BETWEEN SYMBIOS LOGIC INC. AND AT&T GIS
                            DATED FEBRUARY 15, 1995

     This Seventh Amendment ("Seventh Amendment") to the OEM Purchase Agreement dated February 15, 1995 (Agreement") between Symbios Logic Inc. now known as Symbios, Inc. ("Symbios") and AT&T Global Information Solutions Company, now known as NCR Corporation ("NCR"), amended by prior amendments executed by the
parties, is entered into by the parties and made effective this      day of
          , 1998 ("Seventh Amendment Effective Date"). Capitalized terms used but not defined herein shall have the meaning ascribed in this Agreement. This Seventh Amendment shall be coterminous with the Agreement.

     WHEREAS, the parties desire NCR to loan equipment to Symbios in support of Symbios' testing and certification of the NCR 6288 QuArray disk array for the NCR Eclipse platform; and

     WHEREAS, NCR and Symbios desire to amend and addend the Agreement to add the new list of supporting equipment to "Exhibit G: Equipment Loaner Agreement" of the Fifth Amendment to this OEM Purchase Agreement ("Fifth Amendment");

     NOW, THEREFORE, the parties agree as follows:

          1.0 Add "Attachment 1A to Loaner Agreement" in its entirety, attached hereto, to the Fifth Amendment's Exhibit G: Equipment Loaner Agreement.

          3.0 Throughout the Agreement, references to Attachment 1 to Loaner Agreement, will refer equally to the added Attachment 1A.

     Except as amended by this Seventh Amendment, all other terms and conditions of the Agreement and all prior amendments thereto remain the same.

     THE PARTIES HAVE CAUSED THIS SEVENTH AMENDMENT TO BE EXECUTED BY THEIR AUTHORIZED REPRESENTATIVES EFFECTIVE AS OF THE SEVENTH AMENDMENT EFFECTIVE DATE.

NCR CORPORATION                                    SYMBIOS, INC.
(FORMERLY AT&T GLOBAL                              (FORMERLY SYMBIOS LOGIC, INC.)
INFORMATION SOLUTIONS COMPANY)

         Signed: /s/ FRANK HARRELL
--------------------------------------------       Signed:
                                                           ------------------------------------
           Printed: Frank Harrell
--------------------------------------------       Printed:
                                                           ------------------------------------
               Title: VP SM&L
--------------------------------------------       Title:
                                                         --------------------------------------
               Date: 11/17/98
--------------------------------------------       Date:
                                                         --------------------------------------

             ATTACHMENT 1C TO EQUIPMENT LOANER AGREEMENT EXHIBIT G1

                                 (AMENDMENT #5)

                             EQUIPMENT DESCRIPTION

                                      [*]

            ATTACHMENT A-1 TO EQUIPMENT LOANER AGREEMENT EXHIBIT G1

                                 (AMENDMENT #8)

                             EQUIPMENT DESCRIPTION

                                      [*]

             ATTACHMENT 1B TO EQUIPMENT LOANER AGREEMENT EXHIBIT G1

                             EQUIPMENT DESCRIPTION

     The following is a part of the Loaner Agreement by and between NCR Corporation and Symbios Inc.

     The hardware/software configurations to be supplied by NCR to you are as follows:

     Hardware Description (include memory & peripherals)

     [*]

     Software Description (include OS & applications)

     [*]

     Documentation

     NONE

                 EIGHTH AMENDMENT TO THE OEM PURCHASE AGREEMENT
                    BETWEEN SYMBIOS LOGIC INC. AND AT&T GIS
                            DATED FEBRUARY 15, 1995

     This Eighth Amendment ("Eighth Amendment") to the OEM Purchase Agreement dated February 15, 1995 ("Agreement") between Symbios Logic Inc., now known as LSI Logic Storage Systems, Inc. ("Symbios"), and AT&T Global Information Solutions Company, now known as NCR Corporation ("NCR"), amended by prior amendments executed by the parties, is entered into by the parties and made effective the 15th day of December, 1998 ("Eighth Amendment Effective Date"). Capitalized terms used but not defined herein shall have the meaning ascribed in the Agreement. This Eighth Amendment shall be coterminous with the Agreement.

     WHEREAS, the parties desire NCR to loan equipment to Symbios in support of Symbios' testing and certification of the [*]; and

     WHEREAS, NCR and Symbios desire to amend and addend the Agreement to add the new list of supporting equipment to "Exhibit G: Equipment Loaner Agreement" of the Fifth Amendment to this OEM Purchase Agreement ("Fifth Amendment");

     NOW, THEREFORE, the parties agree as follows:

          1.0 Add "Attachment 1B to Loaner Agreement" in its entirety, attached hereto, to the Fifth Amendment's Exhibit G: Equipment Loaner Agreement.

          2.0 Term of Use. The term of use of the Equipment will be effective as of the Eighth Amendment Effective Date and will terminate [*] from the Effective Date, unless NCR earlier terminates or extends such dates.

          3.0 Location of Equipment. The Equipment will be located at your facility at:
              LSI Logic Storage Systems, Inc.
              4420 Arrows West Parkway
              Colorado Springs, CO 80907-3444

          4.0 Throughout the Agreement, references to Attachment 1 to Loaner Agreement, will refer equally to the added Attachment 1B.

     Except as amended by this Eighth Amendment, all other terms and conditions of the Agreement and all prior amendments thereto remain the same.

     THE PARTIES HAVE CAUSED THIS EIGHTH AMENDMENT TO BE EXECUTED BY THEIR AUTHORIZED REPRESENTATIVES EFFECTIVE AS OF THE EIGHTH AMENDMENT EFFECTIVE DATE.

NCR CORPORATION                                    LSI LOGIC STORAGE SYSTEMS, INC.
(FORMERLY AT&T GLOBAL                              (FORMERLY SYMBIOS LOGIC, INC.)
INFORMATION SOLUTIONS COMPANY)
         Signed: /s/ FRANK HARRELL                           Signed: /s/ BILL WUERTZ
--------------------------------------------       --------------------------------------------
           Printed: Frank Harrell                              Printed: Bill Wuertz
--------------------------------------------       --------------------------------------------
               Title: VP SM&L                         Title: VP & GM, Storage Components Div
--------------------------------------------       --------------------------------------------
               Date: 12/20/98                                     Date: 12/22/98
--------------------------------------------       --------------------------------------------

             ATTACHMENT 1B TO EQUIPMENT LOANER AGREEMENT EXHIBIT G1

                             EQUIPMENT DESCRIPTION

                                      [*]

             ATTACHMENT 1A TO LOANER EXHIBIT G1 TO LOANER AGREEMENT
                              TO LOANER AGREEMENT

                             EQUIPMENT DESCRIPTION

                                      [*]

                 NINTH AMENDMENT TO THE OEM PURCHASE AGREEMENT
                    BETWEEN SYMBIOS LOGIC INC. AND AT&T GIS
                            DATED FEBRUARY 19, 1995,

     This Ninth Amendment ("Ninth Amendment") to the OEM Purchase Agreement dated February 15, 1995 ("Agreement") between Symbios Logic Inc., now known as LSI Logic Storage Systems, Inc. ("LSI"), and AT&T Global Information Solutions Company, now known as NCR Corporation ("NCR"), amended by prior amendments executed by the parties, is entered into by the parties and made effective the 27th day of March, 2000 ("Ninth Amendment Effective Date"). Capitalized terms used but not defined herein shall have the meaning ascribed in the Agreement. This Ninth Amendment shall be coterminous with the Agreement.

     WHEREAS, the parties desire NCR to loan equipment to LSI in support of LSI's testing and certification [*]; and

     WHEREAS, NCR and LSI desire to amend and addend the Agreement to add this new list of supporting equipment to "Exhibit G: Equipment Loaner Agreement" of the Fifth Amendment to this OEM Purchase Agreement ("Fifth Amendment");

     WHEREAS, the parties desire LSI to loan equipment to NCR in support of NCR's testing and certification of new [*] for NCR disk arrays supplied by LSI; and

     WHEREAS, NCR and LSI desire to amend and addend the Agreement to add this new list of supporting equipment to "Attachment A: Symbios, Inc. Equipment Loan Agreement" of the Eighth Amendment to this OEM Purchase Agreement ("Eighth Amendment");

     NOW, THEREFORE, the parties agree as follows:

          1.0 For the loan of equipment by NCR to LSI, add "Attachment 1C to Loaner Agreement" in its entirety, as attached hereto, to the Fifth Amendment's Exhibit G: Equipment Loaner Agreement.

          1.1 Term of Use. The term of use of the Equipment will be effective as of the Ninth Amendment Effective Date and will terminate six (6) months from the Effective Date, unless NCR earlier terminates or extends such dates.

          1.2 Location of Equipment. The Equipment will be located at LSI's facility at:

              LSI Logic Storage Systems, Inc.
              3718 North Rock Rd.
              Wichita, KS 67226

          1.3 Throughout the Agreement, references to Attachment 1 to Loaner Agreement, will refer equally to the added Attachment 1C.

          2.0 For the loan of equipment by LSI to NCR, add "Attachment A-1 to Symbios, Inc. Equipment Loan Agreement", as attached hereto, to the Eighth Amendment.

          2.1 Term of Use. The term of use of the Equipment will be effective as of the Ninth Amendment Effective Date and will terminate six (6) months from the Effective Date, unless LSI earlier terminates or extends such dates.

          2.2 Location of Equipment. The Equipment will be located at NCR's facility at:

              NCR Corporation
              17095 Via del Campo
              San Diego, CA 92127

          2.3 Throughout the Agreement, references to Attachment A to Loaner Agreement, will refer equally to the added Attachment A-1.

     Except as amended by this Ninth Amendment, all other terms and conditions of the Agreement and all prior amendments thereto remain the same.

     THE PARTIES HAVE CAUSED THIS NINTH AMENDMENT TO BE EXECUTED BY THEIR AUTHORIZED REPRESENTATIVES EFFECTIVE AS OF THE NINTH AMENDMENT EFFECTIVE DATE.

NCR CORPORATION                                 LSI LOGIC STORAGE SYSTEMS, INC.
(formerly AT&T Global                           (formerly Symbios, Inc.)
Information Solutions Company)

           Signed: /s/ ALAN CHOW                Signed:
--------------------------------------------            ------------------------------------

Printed: Alan Chow, VP & GM                     Printed:
        ------------------------------------    ------------------------------------

Title: Teradata Development Division            Title:
      --------------------------------------    --------------------------------------

Date: 4/3/00                                    Date:
      --------------------------------------    --------------------------------------

          TENTH AMENDMENT TO THE OEM PURCHASE AGREEMENT ("AGREEMENT")
              BETWEEN LSI LOGIC STORAGE SYSTEMS, INC. ("LSI") AND
                   NCR CORPORATION, ("NCR") FORMERLY AT&T GIS

     This Tenth Amendment ("Tenth Amendment") to the OEM Purchase Agreement dated February 15, 1995 ("Agreement") between Symbios Logic Inc., now known as LSI Logic Storage Systems, Inc. ("LSI"), and AT&T Global Information Solutions Company, now known as NCR Corporation ("NCR"), amended by prior amendments executed by the parties, is entered into by the parties and made effective September 17, 2001 ("Tenth Amendment ("Effective Date"). Capitalized terms used but not defined herein shall have the meaning ascribed in the Agreement. This Tenth Amendment shall be coterminous with the Agreement.

     1.0 Scope

     Unless otherwise specified, all defined terms in the OEM Agreement shall have the same meaning when used in this Tenth Amendment. NCR will act as the primary point of contact for all NCR customers experiencing product problems. LSI plays a key role in enabling NCR to support its Customers. This Tenth Amendment details LSI's responsibilities with respect to that support.

     2.0 Technical Information

          2.1 To the extent available now, and during the life of this Agreement, LSI shall provide the following, collectively referred to as "Technical Information," [*]:

          2.1.1 Problem History Database. A regularly updated problem history database of problems that have been called into this group that include a mutually agreed upon list of items.

          2.1.2 Documentation. All information necessary to install, diagnose, repair and maintain the Product, such as User, Operator, Diagnostic, Service and Systems administrator manuals; Service test procedures; List of any special hardware tools and service hardware test equipment used; Site preparation and installation specifications; and related documentation for the purpose of problem identification and resolution; Technical bulletins; Engineering change orders; Software updates; Bulletin board access and web site access; Other relevant materials. Engineering drawings and schematics; Logic and timing diagrams; Software source code will be made available if Products are discontinued or when mutually agreed that a customer requirement necessitates further engineering analysis.

          2.2 Documentation will be in an electronic format suitable for both reproduction and for publishing on NCR's Corporate Intranet, and will be updated by new Documentation from time-to-time as it becomes available [*]. Documentation currently available will be provided to NCR as soon as practicable, but not more than [*] following the signing of this Agreement. New Product Documentation will be provided to NCR no later than [*] prior to Product shipment to the NCR Customer.

          2.3 NCR will have the right to copy, modify and use, and have copied, modified and used, the Documentation provided by LSI for the purpose of providing desired manuals, training or support materials or the like concerning the Product(s), provided that any LSI copyrights therein are appropriately safeguarded. Such manuals, training or support materials are to be used solely to support the Product(s). LSI shall include with each unit of Product purchased a complete set of Documentation agreed upon by NCR and LSI relating to the operation and/or maintenance thereof as is customarily supplied to end users.

     3.0 Technical Support

          3.1 General Description. NCR shall attempt to resolve Customer problems independently using the training and information provided by LSI. If a greater level of technical expertise is required, NCR will engage LSI in resolving the Customer's problem and will be the interface to the customer throughout the problem resolution process. NCR will assign the problem priority as detailed in Attachment 1 to this Exhibit and provide LSI with a unique reference number. LSI shall use the same reference number when communicating with NCR. NCR will provide LSI with all information relevant to the problem, including, if applicable, the method used by NCR to duplicate the problem on its own systems. NCR will convey such information to LSI by whatever means both parties agree are most expedient. LSI shall make available via telephone or other appropriate means of communication 7 days per week, 24 hours per day, 365 days per year individuals sufficiently skilled to assist NCR in problem resolution. If necessary, LSI's technical representative shall be available to provide on-site support at Customer's location. LSI agrees that LSI Technical Support shall be provided at an agreed upon Technical Support charge and stated in Exhibit B. If LSI fails to meet agreed upon performance metrics (shown in Section 4.8.3) or the Product quality falls below product specifications, NCR has the right to readdress the LSI Technical Support charge.

          3.2 Levels of Support -- NCR shall provide Level l and Level 2 support. LSI agrees to provide Level 3 support on an as-required basis.

             3.2.1 Level 1 -- Call acceptance and ownership until resolution. Gather problem information and determine criticality. Search knowledge base and deliver known solutions to Customer. Dispatch NCR Customer Engineer as appropriate. Escalate to Level 2 support as required.

             3.2.2 Level 2 -- Respond to Level 1 escalations with a higher level of expertise in a specific technology area. Develop and gain customer agreement for problem isolation, solution creation and solution implementation plan. Provide an existing fix, work-around solution, or escalate to LSI for assistance. Coordinate LSI's response.

             3.2.3 Level 3 -- Assign resources as required to resolve problem in accordance with Attachment 1 and Section 3.3 below. Work with NCR Level 2 support to coordinate the development and delivery of problem solutions.

          3.3 Response, Update and Resolution Guidelines -- When LSI has been engaged by NCR in problem resolution, LSI will use commercially reasonable efforts to comply with the guidelines specified in Attachment 1 enabling NCR to meet commitments to its customers.

             3.3.1 Time frame measurements specified in Attachment 1 begin when LSI is first contacted by NCR. Problem resolution is considered complete when LSI communicates a recommended problem solution to NCR and NCR verifies successful implementation of the recommended solution with the NCR customer, Account Team, or field support representative.

             3.3.2 After hour support requests by NCR will be limited to Priority One and Priority Two customer calls unless otherwise mutually agreed upon by NCR and LSI. LSI's product specialist shall be available via telephone to enable an expected engagement [*].

             3.3.3 Both NCR and LSI support organizations agree to log all reported customer problems into their respective problem resolution tracking systems. Incidents logged, and their associated documented activities in each party's problem tracking system, for the same reported customer problem, will be tracked manually between the parties (phone, Fax, etc.) until such time as NCR and LSI can interface electronically into each other's problem tracking system. NCR and LSI will work towards implementing this systems interface within [*], but not more than [*], of this Tenth Amendment implementation.

          3.4 LSI Logic Point(s) of Contact. LSI's point(s) of contact for Technical Support shall be provided to NCR as soon as practicable, but not more than [*] following the signing of the Tenth Amendment.

          3.5 Continuing Availability. LSI's Technical Support as described in this Section 3 shall be available to NCR during the term of the Agreement and for [*].

          3.6 Reporting. LSI shall provide NCR with a [*] report which details LSI's performance relative to the Response and Resolution Guidelines specified in this Section 3 and Attachment 1. At a minimum, the report will include a complete list of problems escalated to LSI, the time and date each call was received, a brief description of each problem, its Priority Level, the time between LSI's call receipt and initial response, problem status, and if resolved, the date and time of closure.

     4.0 Parts

          4.1 Identification. A complete Parts list will be provided to NCR at least [*] prior to the delivery of the first new Product of each type ordered by NCR. LSI will use best efforts to provide a [*] leadtime on emergency changes. LSI shall provide a recommended spare Parts list designating those Parts (and quantities) which are recommended for spare Parts and those parts that are not. NCR may add components to the recommended spare parts list. NCR will define the subassembly level of orderable spare Parts. LSI shall provide a translation table relating the LSI Part to NCR Part number for each Product. This list shall include the prime and all family members of all part and products.

          4.2 Availability. LSI shall make available to NCR such Parts as NCR may require for all Products purchased by NCR from LSI for a period of not less than [*]. LSI shall notify NCR in writing at least [*] for integrated controllers and [*] for subsystems and other parts prior to discontinuing the availability of these Parts during and after this period. NCR may then buy, and LSI shall provide, such quantities as NCR deems necessary to fulfill its Product support requirements.

          4.3 First Article Inspection.

             4.3.1 All initial purchases of a particular type of Part or Product from LSI shall be subject to first article inspection by NCR at NCR Peachtree City-Parts Distribution and Repair Center (PDRC).

             4.3.2 A minimum of [*] is required for proper evaluation of product during the first article inspection process. If the initial order quantity is [*], future Orders will be subject to first article inspection until the minimum quantity requirement has been successfully met.

             4.3.3 First article inspection is based on the Part or Product's conformance to functional specifications, engineering drawings, procurement specifications, NCR standards for workmanship, Electro Static Discharge, packaging, and the NCR Supplier Guide, as long as it does not conflict with the original Statement of Work. Any rejected product will be returned for corrective action at the expense of the LSI pursuant to the OEM Agreement.

          4.4 Lead Time. Lead Time for RAID Products, all other current products, and Parts are provided in the OEM Agreement and within Amendment One to the OEM Agreement. Lead time will be measured from receipt of NCR's purchase order to availability for shipment.

          4.5 Emergency Orders. LSI shall accept Emergency Orders from NCR seven (7) days a week, twenty-four (24) hours per day, three hundred sixty five (365) days per year for all Parts. LSI shall fill all Emergency Orders at an agreed to charge as specified in Exhibit B. LSI shall use best efforts, including taking material from production or from other customers' non-Emergency orders, to make the Part available for shipment within [*] following receipt of the Emergency Order. LSI shall provide waybill information to NCR no later than [*]. LSI's point(s) of contact for Emergency Orders and point(s) of contact for escalation of problems associated with Emergency Orders will be provided to NCR as soon as practicable, but not more than [*] following the signing of this Agreement.

          4.6 Reworkable Parts. "Reworkable Parts" are Parts that have failed, but may be reworked to perform in accordance with their Specifications. LSI shall repair and restore defective Parts and/or Products (including the cosmetic appearance) to a like-new condition. A like-new condition means the Part or Product will be repaired to meet the latest OEM specifications and/or revision levels and the requirements of this Agreement, including but not limited to, performance, reliability, and life expectancy. LSI shall restore the Parts or Products to normal operating condition by readjustments and/or material replacement of components. NCR will assist the LSI with part number specification due to board revisions.

             4.6.1 Upon receipt of Reworkable Parts, LSI Logic shall rework the part within a lead time of [*] (measured from receipt of the defective part by LSI to shipment of the repaired part to NCR) and return the part to NCR.

             4.6.2 Reworkable Parts no longer under warranty at the time of failure may be returned to LSI for repair at the identified rework price provided by LSI as outlined in Exhibit B of the Agreement; however, NCR reserves the right to choose an alternate repair Supplier as mutually agreed to on a case by case basis. Upon receipt of Reworkable Parts, LSI shall rework the part and return it to NCR within the lead time specified in Section 4.6.1. LSI's location(s) for receipt of Reworkable Parts shall be provided to NCR as soon as practicable, but not more than [*] following the signing of the Agreement.

             4.6.3 LSI shall attach a rework label to each reworked Product or Part returned to NCR in accordance with the NCR Supplier Guide. The rework label provides a repair status and a new label will be used each time a Product or Part is repaired. All previous rework labels shall remain on the Product or Part.

             4.6.4 If LSI determines the Part or Product is non-repairable, LSI shall contact the NCR Buyer listed on the Purchase Order for disposition instructions. Decisions to scrap NCR property will be solely that of NCR and will not be independently made by LSI without consultation with NCR. Material will be returned to NCR freight collect within [*] to NCR of non-repairable.

             4.6.5 LSI shall notify NCR in writing at least [*] prior to discontinuing repair services for any Part or Product. LSI shall provide to NCR applicable Engineering drawings, Product specifications, and all other information relevant to the manufacturing and repair of the Product that will allow NCR to identify the Product and repair requirements to an alternate repair source.

             4.6.6 LSI agrees that Parts and packaging will be in clean, like-new condition, and are subject to the same cosmetic, quality and acceptance criteria under the Agreement as new Products and Parts. LSI shall package parts individually in a protective package that is suitable for individual distribution, and which includes a label identifying both the LSI and NCR part number. Each shipment will have its own packing list that will identify the NCR part numbers and purchase order numbers included. Any exception must be negotiated with NCR. If displays or monitors are reworked, phosphor burns are not allowed anywhere on the CRT. No bends or twists in metal frames, brackets, enclosures, etc. are allowed. NCR will provide workmanship standards for cosmetic details and standards concerning acceptable defects on printed circuit boards upon request.

             4.6.7 LSI will provide NCR with a [*] repair activity report containing the following information:

               1. NCR Part Number

               2. Description

               3. Serial Number

               4. Warranty Status

               5. NFF Status

               6. Repair Action Description

               7. Repair Price

               8. NFF Price

               9. Purchase Order Number

             4.6.8 Inspection of Repair Services. If any repair services do not conform to the requirements of this Agreement, NCR may require LSI to perform the repairs again to conform with the requirements, at no additional cost to NCR. LSI shall provide a Return Material Authorization

        (RMA) number within [*] of NCR's request for a RMA enabling NCR to return non-conforming Parts or Products. If defects in services cannot be corrected by re-performance, NCR may:

                4.6.8.1 Require LSI to take necessary action to ensure that future performance conforms to requirements; and

                4.6.8.2 Reduce the purchase order price to reflect the reduced value of the Services performed.

             4.6.9 Any shipment of non-complying Products or Parts by NCR to LSI and the return shipment of repaired or replacement Products or Parts by LSI to NCR will be at LSI's expense.

             4.6.10 Title and Risk of Loss. NCR shall retain title to all its property furnished to LSI for repair under this Agreement. LSI assumes the risk of, and shall be responsible for, any loss, destruction of, or damage to NCR property upon its delivery to LSI, and such risk shall remain with LSI until the repaired Parts and/or Products are delivered to NCR's designated carrier.

          4.7 Ordering and Invoicing. NCR's Worldwide Service Logistics ("WSL") organization prefers to use EDI or other electronic methods for ordering and invoicing. LSI agrees to cooperate with NCR in establishing electronic ordering and invoicing processes, and to obtain and operate such hardware and software as is reasonably required to implement such processes. The terms of payment for all invoices is net [*] predicated on WSL previously receiving a defect free shipment. All properly matched invoices are paid by check in US Dollars.

        Where EDI transactions are not used, all invoices must be mailed to:

        NCR Corporation
        P.O. Box 2205
        Peachtree City, GA 30269
        Attention: Finance Department

     LSI may obtain additional information about an invoice by contacting the NCR WSL buyer or purchasing manager. LSI agrees to participate in [*] telephone calls with NCR to reconcile open invoice and purchase order issues.

          4.8 LSI Performance Evaluation.

             4.8.1 The LSI Performance Evaluation shall be performed [*] by NCR to review and evaluate LSI performance pursuant to technical compliance, on-time delivery, quality level, purchase price variance, and overall responsiveness to contractual requirements. The primary vehicle for evaluating LSI performance will be the LSI Scorecard.

             4.8.2 The LSI Performance Evaluation will measure delivery and conformance for general purchases and rework. Delivery performance will be measured by comparing the number of days late or early against the contract ship date. NCR will rate LSI Out-of-Box failure ("OBF") performance as a critical component in LSI Logic's performance. NCR will monitor LSI performance during the warranty period as a major component in overall LSI performance. Spare Part receipt conformance (packaging, labeling, etc.) will be measured against the requirements contained in the NCR Supplier Guide.

             4.8.3 At a minimum, the following shall be part of the [*] LSI scorecard review:

               - [*]

             4.8.4 All formal and informal reviews shall be documented by NCR and LSI to include all action plans and action items.

     5.0 Closed Loop Corrective Actions

          5.1 LSI must have a documented quality policy identifying a complete close loop corrective action (CLCA) procedure, which is comprised of the following elements: Problem Identification, Determination of Root Cause, Timely and Effective Corrective Action, and Verification of Corrective Action.

          5.2 NCR shall have the option of returning all failures for full, root-cause, corrective action Failure Analysis by LSI. At NCR's discretion, failures will be routed for analysis and return, or analysis and repair. LSI shall provide a Return Material Authorization (RMA) number within [*] of NCR's request for an RMA. NCR must provide the Part serial number and failure data. LSI shall maintain equipment and personnel to provide prompt and accurate failure analysis or standard repair on all Parts and Products covered by this agreement.

          5.3 Detailed failure analysis data and recommended corrective action measures shall be provided to NCR upon completion of all failure analysis actions.

             5.3.1 For non-critical Failure Analysis requirements, LSI shall conduct Failure Analysis and report the final Failure Analysis results to NCR within [*] from receipt of the product.

             5.3.2 For mutually agreed upon critical Failure Analysis requirements (e.g. data corruption/data integrity issues), LSI shall perform and report final Failure Analysis results within [*] and conform to the times specified below for LSI's Closed Loop Corrective Action process from receipt of a failed Product or Part. LSI shall communicate the results of each step of the process to NCR.

               - [*]

     6.0 Packaging, Shipping, and Transportation

          6.1 Specific packaging, shipping, and transportation requirements and information are provided in the NCR Supplier Guide.

          6.2 The shipping method of purchased items shall be determined by NCR. An NCR designated carrier shall make all shipments. NCR will monitor compliance with shipments via NCR designated carriers. If shipments are made to NCR via non-approved carriers without prior coordination with NCR, LSI shall pay to NCR the difference in shipping charges between shipment via the NCR designated carrier and the carrier used. NCR will report and bill for shipping non-compliance on a quarterly basis.

     7.0 NCR Supplier Guide

          7.1 Details of NCR operational procedures related to Parts ordering, labeling, packaging, shipping, and transportation are available in the NCR Supplier Guide. LSI may request the Supplier Guide on 3.5 inch diskette (Microsoft Word format) or in hard (paper) copy.

          7.2 The Supplier Guide is available for current and potential NCR Service Parts Suppliers. The Supplier Guide contains guidelines that the Supplier shall follow to be considered as a business partner with NCR.

          7.3 LSI shall immediately notify NCR if it is unable to comply with any provision of the Supplier Guide prior to signing the Agreement.

     8.0 Product Changes

     Change Notification

     LSI shall send notification for changes that affect form, fit, or function of hardware, software, firmware, diagnostics and documentation changes.

     Any notice of change from LSI must include at a minimum the following:

     - Reason for change (e.g., availability of a part, cost reduction, etc.) If fix, describe symptom: i.e., operator message, error code, customer impact, etc.

     - Desired date of manufacturing incorporation

     - Difference between the old and new

     - New Part MTBF, if applicable

     - Results of testing that support same or better resulting performance

     - Means of differentiating Products or Parts by identification number change, revision level change, or by some other means so, that NCR can discern the difference in parts, SW/FW packages, and documentation.

     - Hardware stock disposition

     - Interchangeability and migration restrictions

     - Hardware rework instructions, if applicable

     Delivery of Change Notification

     LSI will provide the appropriate change notification to a designated primary point of contact and one designated alternate point of contact within NCR at the following address:

        NCR Corporation
        17095 Via del Campo
        San Diego, CA 92127

     Sending Change Notifications

     LSI shall send the change notifications to NCR via US mail or e-mail (preferred), and the NCR contact person shall immediately acknowledge receipt by sending an email to the LSI contact person. LSI shall issue change notices at least [*] before the change is to be implemented, except in cases of emergency.

          8.1 Interchangeability. If any change to Products or Parts affects the interchangeability of the latest version and previous version Part, LSI shall provide a different Part number for the latest version Parts. LSI shall indicate whether each previous version is interchangeable with the latest version and whether the latest version is interchangeable with each previous version. LSI shall identify by tracer or serial number and NCR part number those Products requiring the newer version Part. LSI shall continue to make available, for the time period specified in Section 4.3 of this Tenth Amendment, Parts which are identical to or two-way interchangeable with the previous version.

          8.2 Software Fixes and Updates. Fixes are bug fixes, critical patches, modified documentation or other changes intended to correct feature/function deficiencies in the Product. Updates are changes to the Product which incorporate accumulated Fixes and new features into the then-current version of the Product. Version Changes are new releases to the software and/or firmware which incorporate fixes and well as new features and enhancements. Major Releases have substantially different software and firmware features. Major Releases will be signified by a change to the release version in the most significant digit (6.22 versus 7.0.1), while a Version change will have a part number change to a lesser significant digit (6.22 versus 6.23).

          8.3 LSI hereby grants to NCR a [*], non-exclusive, worldwide license to reproduce, use and distribute Fixes and Updates to affected Customers. NCR will not knowingly provide such Fixes and Updates to Customers who have not licensed the corresponding Product. All copies made by NCR will contain any copyright, trademark, disclaimer or patent notices that appear on or in the original provided by LSI.

          8.4 Software Version Changes. If a Version change to the Product addresses an identified Customer problem that has not been previously resolved by a Fix or Update, LSI shall, provide NCR with the new Version of the Product to affected customers. LSI hereby grants to NCR a [*], non-exclusive, worldwide, license to reproduce, use and distribute the new Version to Customers. NCR will not knowingly provide the new Version to Customers who have not licensed the corresponding Product.

     All copies will contain any copyright, trademark, disclaimer or patent notices that appear on or in the original provided by the LSI Logic LSI reserves the right to charge an upgrade fee at a mutually agreed upon amount if the Version change is a Major Release with the exception of Firmware changes.

     9.0 Warranty Reimbursement

          9.1 LSI shall reimburse NCR for Parts as described below. LSI Logic Parts will be assigned to one of two Warranty Tiers.

             9.1.1 LSI will [*].

             9.1.2 Tier 3. Parts that fall into this Tier are normally re-workable. LSI shall ensure that each Part has a serial number, model number, date of manufacture, or some other identification that will enable LSI to verify whether the part is under warranty. NCR will accumulate the consumed Parts and periodically contact LSI to get a Return Material Authorization (RMA). For Parts returned to LSI which are still under warranty, LSI shall provide to NCR, at NCR's option, for each Part shipped, (i) a replacement Part (new reworked to perform like new), or (ii) a refund or purchase credit equal to LSI's NCR price for the Part.

          9.2 Warranty Period.

             9.2.1 Specifics of General Warranty coverage for RAID products, all other current products, and Disk drives are provided in basic OEM Agreement and within Amendment 1 to the OEM Agreement.

             9.2.2 LSI shall provide a [*] warranty on new buy spare Parts and a [*] warranty on repaired Parts, and against defects in material and workmanship for all products and parts from the time of repair. LSI shall acknowledge its warranty obligation within [*] of receipt of a Part or Product returned by NCR. All warranty eligibility will be based on the Part Serial Number.

          INITIAL    STATUS     TARGETED              TYPICAL
PRIORITY  RESPONSE   UPDATES   RESOLUTION             PROBLEM
 LEVEL     TO NCR    TO NCR    TIMEFRAME    [*]   CHARACTERIZATION
--------  --------   -------   ----------   ---   ----------------
  [*]       [*]        [*]           [*]    [*]         [*]
  [*]       [*]        [*]           [*]    [*]         [*]
  [*]       [*]        [*]           [*]    [*]         [*]

AGREED TO AND ACCEPTED
NCR CORPORATION                                  LSI LOGIC STORAGE SYSTEMS


By:    /s/ BRUCE A. LANGOS                       By:    /s/ R.L. ENGELBRECHT
       -----------------------------------------        -----------------------------------------


Name:  Bruce A. Langos                           Name:  R.L. Engelbrecht
       -----------------------------------------        -----------------------------------------


Title: Vice President                            Title: VP & GM
       -----------------------------------------        -----------------------------------------


Date:  11/19/01                                  Date:  10/15/01
       -----------------------------------------        -----------------------------------------

           AMENDMENT A TO AMENDMENT ONE OF THE OEM PURCHASE AGREEMENT
                                    BETWEEN
      LSI LOGIC STORAGE SYSTEMS, INC. ("LSI") AND NCR CORPORATION ("NCR")

     This is Amendment A to Amendment One ("Amendment" dated February 15, 1995) of the OEM Purchase Agreement ("Agreement") dated February 15, 1995 between Symbios Logic Inc., now known as LSI Logic Storage Systems, Inc. ("LSI") and AT&T Global Information Solutions Company, now known as NCR Corporation ("NCR"), amended by prior amendments executed by the parties, is entered into by the parties and made effective September 17, 2001, Amendment A to Amendment One ("Effective Date"). Capitalized terms used but not defined herein shall have the meaning ascribed in the Agreement. This Amendment A to Amendment One shall run co-terminous with the Agreement.

     Section 12.1.1 to 12.2.4 of Amendment One is deleted and replaced with the following:

     12.1 General Warranty

          12.1.1 Class [*]. (The text of Paragraph 12.1 of the Agreement is inserted here in its entirety.)

          12.1.2 Class [*]. For Products of these types shipped after the Amendment Effective Date, LSI shall provide a [*] from the date of LSI' shipment to NCR.

          12.1.2.1 Immediately upon notification by NCR, LSI will verify the warranty entitlement on the system, and for those systems, which are so verified, will ship the required Part(s) and issue an RMA for the Part(s) to be returned to LSI. [*]. NCR shall be responsible for returning the failed Part(s) from the system in the same package or equivalent as the replacement Part(s) arrive in. LSI may bill NCR for any such warranty claim Part(s) not so returned to LSI within [*] at the applicable rate for NCR.

          12.1.2.2 LSI will conduct or subcontract failure analysis on all Parts returned from NCR.

     Section 12.8 of Amendment One is hereby deleted and replaced with the following:

     12.8 Epidemic and Equipment Field Retrofit Orders (FRO). FRO's are required modifications to installed Products and Parts to meet safety requirements, correct a known or discovered data corruption design deficiency, or address a quality issue impacting systems availability in the Field. LSI and NCR can issue an FRO for any reason. The criteria for determining if labor reimbursement applies will be mutually agreed upon and revised annually. If a Product or Part's performance does not conform to the mutually agreed criteria, then LSI will provide labor reimbursement for the FRO.

     In other instances where failure rates do not meet this criteria but the impact to the end customer merits such treatment, it will be mutually agreed upon by both parties whether an FRO and NCR's FRO labor cost reimbursement is required. Methods for data collection and interpretation for FROs will be shared with and agreed upon by both parties for the FRO to be considered valid.

     Either NCR or LSI may request that an FRO be generated. If an FRO is needed, LSI will provide part numbers, estimated time of process and instruction. NCR will be responsible for writing the actual FRO. [*]. Payment will be based on the [*] to repair for each FRO. In the event that NCR and LSI are unable to agree on the need for a reimbursable FRO, the parties may elect to resolve the issue through arbitration as set forth in Paragraph 26.7 of the Agreement.

     Exhibit E of the Agreement is hereby deleted.

APPROVALS:
NCR CORPORATION                                    LSI LOGIC STORAGE SYSTEMS, INC.


By:     /s/ BRUCE A. LANGON                        Name:  /s/ R.L. ENGELBRECHT
        -----------------------------------------         -----------------------------------------


Title:  Vice President                             Title: VP & GM
        -----------------------------------------         -----------------------------------------


Date:   11/19/01                                   Date:  10/15/01
        -----------------------------------------         -----------------------------------------

                ELEVENTH AMENDMENT TO THE OEM PURCHASE AGREEMENT
                    BETWEEN SYMBIOS LOGIC INC. AND AT&T GIS
                            DATED FEBRUARY 15, 1995

     This Eleventh Amendment ("Eleventh Amendment") to the OEM Purchase Agreement dated February 15, 1995 ("Agreement") between Symbios Logic Inc., now known as LSI Logic Storage Systems, Inc. ("LSI"), and AT&T Global Information Solutions Company, now known as NCR Corporation ("NCR"), amended by prior amendments executed by the parties, is entered into by the parties and made effective the 16th day of April, 2001 ("Eleventh Amendment Effective Date"). Capitalized terms used but not defined herein shall have the meaning ascribed in the Agreement. This Eleventh Amendment shall be coterminous with the Agreement.

     WHEREAS, the parties desire NCR to loan equipment to LSI in support of LSI's testing and certification of NCR's [*]; and

     WHEREAS, NCR and LSI desire to amend and addend the Agreement to add this new list of supporting equipment to "Exhibit G: Equipment Loaner Agreement" of the Fifth Amendment to this OEM Purchase Agreement ("Fifth Amendment");

     NOW, THEREFORE, the parties agree as follows:

          1.0 For the loan of equipment by NCR to LSI, add "Attachment 1D to Loaner Agreement" in its entirety, as attached hereto, to the Fifth Amendment's Exhibit G: Equipment Loaner Agreement.

          1.1 Term of Use. The term of use of the Equipment will be effective as of the Eleventh Amendment Effective Date and will terminate [*] from the Effective Date, unless NCR earlier terminates or extends such dates.

          1.2 Location of Equipment. The Equipment will be located at LSI's facility at:

           LSI Logic Storage Systems, Inc.
           3718 North Rock Rd.
           Wichita, KS 67226

          1.2 Throughout the Agreement, references to Attachment 1 to Exhibit G:
     Equipment Loaner Agreement, will refer equally to the added Attachment 1D.

     Except as amended by this Eleventh Amendment, all other terms and conditions of the Agreement and all prior amendments thereto remain the same.

     THE PARTIES HAVE CAUSED THIS ELEVENTH AMENDMENT TO BE EXECUTED BY THEIR AUTHORIZED REPRESENTATIVES EFFECTIVE AS OF THE ELEVENTH AMENDMENT EFFECTIVE DATE.

NCR CORPORATION                                    LSI LOGIC STORAGE SYSTEMS, INC.
(formerly AT&T Global Information Solutions        (formerly Symbios, Inc.)
Company)


Signed:   /s/ ALAN CHOW                            Signed:   /s/ R.L. ENGELBRECHT
          -----------------------------------------          -----------------------------------------


Printed:  Alan Chow                                Printed:  R.L. Engelbrecht
          -----------------------------------------          -----------------------------------------


Title:    VP & GM Teradata Dev Div                 Title:    VP & GM
          -----------------------------------------          -----------------------------------------


Date:     4/11/01                                  Date:     4/17/01
          -----------------------------------------          -----------------------------------------

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS. OMITTED INFORMATION HAS BEEN REPLACED BY [*]. THE INFORMATION OMITTED CONSISTS OF 2 PAGES.

             ATTACHMENT 1D TO EQUIPMENT LOANER AGREEMENT EXHIBIT G
                            (ADDED IN AMENDMENT #5)
                             EQUIPMENT DESCRIPTION

                                      [*]

               FIFTEENTH AMENDMENT TO THE OEM PURCHASE AGREEMENT
        BETWEEN SYMBIOS LOGIC INC. AND AT&T GIS DATED FEBRUARY 15, 1995

     This Fifteenth Amendment ("Fifteenth Amendment") to the OEM Purchase Agreement dated February 15, 1995 ("Agreement") between Symbios Logic Inc., now known as LSI Logic Storage Systems, Inc. ("LSI"), and AT&T Global Information Solutions Company, now known as NCR Corporation ("NCR"), amended by prior amendments executed by the parties, is entered into by the parties and made effective the 17th day of September, 2001 ("Fifteenth Amendment Effective Date"). Capitalized terms used but not defined herein shall have the meaning ascribed in the Agreement. This Fifteenth Amendment shall be coterminous with the Agreement.

     WHEREAS, the parties desire NCR to loan equipment to LSI in support of LSI's exhibiting of [*]; and

     WHEREAS, NCR and LSI desire to amend and addend the Agreement to add this new list of supporting equipment to "Exhibit G: Equipment Loaner Agreement" of the Fifth Amendment to this OEM Purchase Agreement ("Fifth Amendment");

     NOW, THEREFORE, the parties agree as follows:

          1.0 For the loan of equipment by NCR to LSI, add "Attachment 1G to Loaner Agreement" in its entirety, as attached hereto, to the Fifth Amendment's Exhibit G: Equipment Loaner Agreement.

          1.1 Term of Use. The term of use of the Equipment will be effective as of the Fifteenth Amendment Effective Date and will terminate [*] from the Effective Date, unless NCR earlier terminates or extends such dates.

          1.2 Location of Equipment. The Equipment will be located at Partners 2001 Exhibit at:

              LSI Logic Storage Systems, Inc.
              WDW Dolphin Convention Center, Booth #419
              1500 Epcot Resorts Boulevard
              Lake Buena Vista, FL 32830

          1.3 Throughout the Agreement, references to Attachment 1 to Exhibit G:
     Equipment Loaner Agreement, will refer equally to the added Attachment 1G.

     Except as amended by this Fifteenth Amendment, all other terms and conditions of the Agreement and all prior amendments thereto remain the same.

     THE PARTIES HAVE CAUSED THIS FIFTEENTH AMENDMENT TO BE EXECUTED BY THEIR AUTHORIZED REPRESENTATIVES EFFECTIVE AS OF THE FIFTEENTH AMENDMENT EFFECTIVE DATE.

NCR CORPORATION                                 LSI LOGIC STORAGE SYSTEMS, INC.
(FORMERLY AT&T GLOBAL                           (FORMERLY SYMBIOS LOGIC, INC.)
INFORMATION SOLUTIONS COMPANY)

           Signed: /s/ ALAN CHOW                        Signed: /s/ R.L. ENGELBRECHT
--------------------------------------------    --------------------------------------------

Printed: Alan Chow                              Printed: R.L. Engelbrecht
        ------------------------------------    ------------------------------------

Title: VP & GM, Teradata Dev Div                Title: VP & GM
      --------------------------------------    --------------------------------------

Date: 9/17/01                                   Date: 9/18/01
      --------------------------------------    --------------------------------------

             ATTACHMENT 1G TO EQUIPMENT LOANER AGREEMENT EXHIBIT G
                            (ADDED IN AMENDMENT #5)

                             EQUIPMENT DESCRIPTION

                                      [*]

               SIXTEENTH AMENDMENT TO THE OEM PURCHASE AGREEMENT
        BETWEEN SYMBIOS LOGIC INC. AND AT&T GIS DATED FEBRUARY 15, 1995

     This Sixteenth Amendment ("Sixteenth Amendment") to the OEM Purchase Agreement dated February 15, 1995 ("Agreement") between Symbios Logic Inc., now known as LSI Logic Storage Systems, Inc. ("LSI"), and AT&T Global Information Solutions Company, now known as NCR Corporation ("NCR"), amended by prior amendments executed by the parties, is entered into by the parties and made effective the 11th day of February, 2002 ("Sixteenth Amendment Effective Date"). Capitalized terms used but not defined herein shall have the meaning ascribed in the Agreement. This Sixteenth Amendment shall be coterminous with the Agreement.

     WHEREAS, the parties desire LSI TO LOAN EQUIPMENT TO NCR in support of NCR's certification and release of the [*]; and

     WHEREAS, NCR and LSI desire to amend and addend the Agreement to add this new list of supporting equipment to "Attachment A: Symbios, Inc. Equipment Loan Agreement" of the Eighth Amendment to this OEM Purchase Agreement ("Eighth Amendment");

     NOW, THEREFORE, the parties agree as follows:

          1.0 For the loan of equipment by LSI to NCR, add "Attachment A-3 to Symbios, Inc. Equipment Loan Agreement", as attached hereto, to the Eighth Amendment,

          2.1 Term of Use. The term of use of the Equipment will be effective as of the Sixteenth Amendment Effective Date and will terminate 135 days from the Effective Date, unless LSI earlier terminates or extends such dates.

          2.2 NCR reserves the right to purchase the Equipment at the conclusion of the loan period. The asset values listed in Attachment A-3 are for estimating purposes only. The actual purchase price will be as stated in the LSI published price list in effect at the beginning of the Equipment loan period. Attachment A-3 Erosion and Refurbishment prices will be waived if NCR purchases the Equipment.

          2.3 Location of Equipment. The Equipment will be located at NCR's facility at:

           NCR Corporation
           17095 Via del Campo
           San Diego, CA 92127

          2.3 Throughout the Agreement, references to Attachment A to Loaner Agreement, will refer equally to the added Attachment A-3.

     Except as amended by this Sixteenth Amendment, all other terms and conditions of the Agreement and all prior amendments thereto remain the same.

     THE PARTIES HAVE CAUSED THIS SIXTEENTH AMENDMENT TO BE EXECUTED BY THEIR AUTHORIZED REPRESENTATIVES EFFECTIVE AS OF THE SIXTEENTH AMENDMENT EFFECTIVE DATE.

NCR CORPORATION (FORMERLY AT&T GLOBAL                 LSI LOGIC STORAGE SYSTEMS, INC. (FORMERLY
INFORMATION SOLUTIONS COMPANY)                        SYMBIOS LOGIC, INC.)

Signed:               /s/ ALAN CHOW                   Signed:            /s/ R.L. ENGELBRECHT
           ------------------------------------                  ------------------------------------

Printed:   Alan Chow                                  Printed:   R.L. Engelbrecht
           ------------------------------------                  ------------------------------------

Title:     Vice President, Teradata R&D               Title:     VP & GM
           ------------------------------------                  ------------------------------------

Date:      2/12/02                                    Date:      2/21/02
           ------------------------------------                  ------------------------------------

           ATTACHMENT A-3 TO SYMBIOS, INC. EQUIPMENT LOANER AGREEMENT
                    (AMENDMENT #8 OF OEM PURCHASE AGREEMENT)

     The following is a part of the OEM Purchase Agreement by and between NCR Corporation ("NCR")(formerly AT&T Global Information Solutions Company) and LSI Logic Storage Systems, Inc. ("LSI")(formerly known as Symbios Inc.).

               EIGHTEENTH AMENDMENT TO THE OEM PURCHASE AGREEMENT
                                 ("AGREEMENT")
              BETWEEN LSI LOGIC STORAGE SYSTEMS, INC. ("LSI") AND
                   NCR CORPORATION, ("NCR") FORMERLY AT&T GIS

     This Eighteenth Amendment ("Eighteenth Amendment") to the OEM Purchase Agreement dated February 15, 1995 ("Agreement") between Symbios Logic Inc., now known as LSI Logic Storage Systems, Inc. ("LSI"), and AT&T Global Information Solutions Company, now known as NCR Corporation ("NCR"), amended by prior amendments executed by the parties, is entered into by the parties and made effective August 1, 2002 (Eighteenth Amendment "Effective Date"). Capitalized terms used but not defined herein shall have the meaning ascribed in the Agreement. This Eighteenth Amendment shall be coterminous with the Agreement.

     1.0 The Tenth Amendment to the Agreement, with an effective date of September 17, 2001, is hereby renumbered as the Seventeenth Amendment to correct duplicate numbering.

     2.0 Section 3.0, Technical Support. Paragraph 3.7, which was added in Amendment #1 and revised in Amendment #2, is hereby changed to read as follows:

          3.7 Loaner Units.

          3.7.1 LSI will loan NCR equipment for various purposes related to this Agreement (including, but not limited to, evaluation and benchmarking), and may loan NCR certain related hardware, software, firmware, documentation, and information for NCR's use with that equipment. The total value of the equipment permitted to be loaned to NCR is based on [*] ("Loaner Pool Value"). The value of any additional equipment permitted to be loaned over and above the Loaner Pool Value shall be calculated at [*]. Such limitations may be changed at any time upon mutual written agreement of the parties. Any such change shall not affect loaned equipment in NCR's possession as of the effective date of such change, which equipment NCR shall be permitted to continue to use until the expiration of the applicable loan period. In the event that the total value of the equipment loaned to NCR is permitted to [*], NCR shall pay to [*] which needs to be approved by NCR. [*]. Each piece of equipment may be used by NCR for a period of [*] commencing on the date of shipment by LSI and ending upon the date of return of the equipment to LSI. NCR shall issue orders for these loaner units from a single point of contact. When returned to LSI, the units will be refurbished to "as-new" condition and will have the same warranty as a new unit. Refurbishment charges to NCR will not exceed [*] per module. Units refurbished by LSI will be completely updated to the latest revision levels. Returned units are also subject to actual drive erosion charges, to the extent that such charges are stated in the applicable Equipment Request for NCR (of the type marked Exhibit I and attached hereto) which has been signed by NCR and LSI, which will be specified in the individual "Equipment Request for NCR" form issued by LSI in conjunction with each loan. If a loaner unit is not returned within [*], LSI will invoice NCR for the loaner unit(s) at full NCR OEM value and the loaner return will not be accepted at the LSI factory. NCR shall be responsible for shipping charges for the initial shipment out and the return shipment associated with all loaner equipment.

          3.7.2 LSI will provide standard warranty coverage during the loan period.

          3.7.3 Unless otherwise agreed by NCR in writing, NCR will not buy refurbished units of Products that were evaluated by anyone other than NCR. LSI shall apply refurbished units used previously through the NCR loaner program to new NCR orders. NCR may direct that certain Orders not be filled with refurbished units by including a statement to that effect on the Order itself and/or by providing LSI a list of customers who will not accept refurbished systems. Notwithstanding the foregoing, NCR agrees to accept all refurbished units which have not been shipped against NCR Orders after [*] from the date of refurbishment by LSI, and shall be billed at and agrees to pay full price for such units.

A new paragraph 3.7.4 is added as follows:

          3.7.4 The parties agree that when LSI agrees to loan equipment to NCR the terms of this Agreement will apply and that the parties will separately execute an "Equipment Request for NCR" of the type marked Exhibit I and attached hereto, for all loans by LSI to NCR. In the event of a conflict between the terms and conditions of this Agreement and the applicable Equipment Request for NCR, the terms and conditions of the applicable Equipment Request for NCR will apply.

A new paragraph 3.7.5 is added as follows:

          3.7.5 NCR may loan LSI equipment for various purposes related to this Agreement (including, but not limited to, testing and certification of NCR products), and may loan LSI certain related hardware, software, firmware, documentation, and information for LSI's use with that equipment. The parties agree that when NCR agrees to loan equipment to LSI the terms of this Agreement, and specifically those of Exhibit G -- Equipment Loaner Agreement added in the Fifth Amendment to the Agreement, will apply and that the parties will separately execute an "Equipment Request for LSI" of the type marked Exhibit J and attached hereto, for all loans by NCR to LSI. In the event of a conflict between the terms and conditions of this Agreement and the applicable Equipment Request for LSI, the terms and conditions of the applicable Equipment Request for LSI will apply.

A new paragraph 3.7.6 is added as follows:

          3.7.6 The terms of this Amendment shall be subject to and open for review and negotiation by either party at the [*]. Any changes to the terms must be mutually agreed upon in writing by both parties. If mutual agreement cannot be reached on revised terms, then the disputed terms will be escalated to senior management of both parties for resolution.

     Except as amended by this Eighteenth Amendment, all other terms and conditions of the Agreement and all prior amendments thereto remain the same.

     The Agreement and this Eighteenth Amendment represent the complete and exclusive statement of the agreement of LSI and NCR regarding the subject matter thereof and hereof, and supersede all prior oral and written agreements, understandings, and communications about it. The terms of this Eighteenth Amendment may only be modified in a written document signed by authorized representatives of both parties.

     THE PARTIES HAVE CAUSED THIS EIGHTEENTH AMENDMENT TO BE EXECUTED BY THEIR AUTHORIZED REPRESENTATIVES EFFECTIVE AS OF THE EIGHTEENTH AMENDMENT EFFECTIVE DATE.

AGREED TO AND ACCEPTED:
NCR CORPORATION                                     LSI LOGIC STORAGE SYSTEMS

By:               /s/ BRUCE LANGOS                  By:              /s/ THOMAS GEORGENS
        -------------------------------------               -------------------------------------

Name:   Bruce Langos                                Name:   Thomas Georgens
        -------------------------------------               -------------------------------------

Title:  Vice President, Business Operations &       Title:  President, LSI Logic Storage Systems,
        Intellectual Property Management                    Inc.
        -------------------------------------               -------------------------------------

Date:   8/16/02                                     Date:   08/02/02
        -------------------------------------               -------------------------------------

                                                             2